UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.         )

(as filed)

Filed by the Registrant ☒                             Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CALIFORNIA MICRO DEVICES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

July 14, 2006

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders on Thursday, August 24, 2006 at 2:00 p.m., at the McCarthy Conference Center, 690 North McCarthy Boulevard, Milpitas, California.

The Board of Directors recommends that all shareholders vote for the election of the nominated directors, and for the other proposals presented in this Proxy Statement.

Proposal 3 provides for California Micro Devices to reincorporate from California to Delaware, where most publicly-traded corporations are domiciled. Reincorporation would allow California Micro Devices to take advantage of the certainty provided by extensive Delaware case law, would provide access to the specialized Chancery Courts, and would help in the recruitment and retention of outside directors due to the more liberal and more tested exculpation and indemnification permitted under Delaware law. Proposals 4 and 5 are for an amendment to each of the 2004 Omnibus Incentive Compensation Plan and the 1995 Employee Stock Purchase Plan to increase the number of shares available under these plans. California Micro Devices operates in a competitive high technology job market. Equity compensation is a key factor in both recruiting and retaining valued employees.

Your support of these proposals is very important to the future success of your Company.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you have given in your proxy card in the event you are unable to attend. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card.

Very truly yours,

/s/ Wade Meyercord
WADE MEYERCORD
Chairman of the Board

This proxy statement is first being mailed to shareholders on or about July 14, 2006.

CALIFORNIA MICRO DEVICES CORPORATION

490 North McCarthy Boulevard, #100

Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of California Micro Devices Corporation, a California corporation (the “Company”), will be held on Thursday, August 24, 2006 at 2:00 p.m., at the McCarthy Conference Center, 690 North McCarthy Boulevard, Milpitas, California.

The items of business are:

1.	To elect six directors of the Company, to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified.

2.	To ratify the selection of Grant Thornton LLP as our independent registered public accountants for the fiscal year ended March 31, 2007.

3.	To authorize and approve a change of the Company’s domicile from California to Delaware effected by the merger of the Company, a California corporation, with and into CMD Reincorporation Corporation, a newly formed wholly-owned subsidiary that would be incorporated under the Delaware General Corporation Law for the purpose of effecting the change of domicile.

4.	To amend the 2004 Omnibus Incentive Compensation Plan to increase the total number of shares reserved for issuance thereunder by 1,000,000 shares from 2,880,390 shares to 3,880,390 shares.

5.	To amend the 1995 Employee Stock Purchase Plan to increase the total number of shares reserved for issuance thereunder by 400,000 shares from 1,340,000 shares to 1,740,000 shares.

6.	Such other matters as may properly come before the meeting.

These items are more fully described in the following pages, which are hereby made a part of this Notice.

Only shareholders of record at the close of business on June 30, 2006, will be entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy card.

Sincerely,

/s/ Stephen M. Wurzburg
Stephen M. Wurzburg
Secretary

Milpitas, California

July 14, 2006

CALIFORNIA MICRO DEVICES CORPORATION

PROXY STATEMENT

I. GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Micro Devices Corporation, a California corporation (“we,” “us,” “CMD,” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held at the McCarthy Conference Center at 690 North McCarthy Boulevard, Milpitas, California, on Thursday, August 24, 2006, at 2:00 p.m., and any postponement or adjournment thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying form of proxy (the “Proxy Card”) are being mailed to shareholders on or about July 14, 2006. Whether or not you expect to attend the Annual Meeting in person, the Board of Directors requests that you complete and return your Proxy Card for use at the Annual Meeting and any adjournments thereof.

Proxy Statement. This Proxy Statement consists of Sections I through V, and contains five proposals. These Sections are intended to be read and understood together as one document. Please carefully read each section.

Who Can Attend the Annual Meeting. Only shareholders of record of Common Stock issued by the Company at the close of business on June 30, 2006, the Record Date for the Annual Meeting, or their valid proxy holders, are entitled to notice of and to vote at the Annual Meeting.

Quorum at the Annual Meeting. As of the Record Date, CMD had issued and outstanding                      shares of voting Common Stock. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a vote by shareholders at the Annual Meeting are provided under “Approval of Proxy Statement Items,” and the relevant proposals.

Voting. Each share of Common Stock is entitled to one vote. Cumulative voting is not permitted.

Submission of Proxy Card. You are urged to mark, sign and date the Proxy Card and return it in the prepaid reply envelope provided for such purpose. THIS WILL IN NO WAY AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. A shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice of such revocation to the Secretary of the Company, by attending the meeting and voting in person, or by returning a later dated proxy.

The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date. If you receive more than one proxy card in separate mailings it is an indication that your shares are registered differently in more than one account. All Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

Voting by Proxy Card. When you vote by Proxy Card, the following procedure will apply:

To vote by Proxy Card, please cast your vote FOR or AGAINST any proposal by marking the appropriate box. Sign your Proxy Card where indicated, and return it in the enclosed prepaid envelope. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions.

IF YOU DO NOT VOTE FOR OR AGAINST A PROPOSAL OR ABSTAIN, AND YOU RETURN YOUR SIGNED PROXY CARD, YOU WILL HAVE VOTED FOR PROPOSALS 2 THROUGH 4 AND FOR THE NOMINEES RECOMMENDED. If you wish to vote in accordance with the Board of Directors’ recommendations, simply sign, date and return your Proxy Card in the envelope provided.

Other Matters. As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items.

Proxy Solicitation. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians (the “Named Holders”) holding shares in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company or by an independent proxy solicitation firm hired for this purpose. No additional compensation will be paid to any Company employee, officer, or director for such services. The Company has engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in the solicitation of proxies and provide related informational support, for a services fee and the reimbursement of customary out-of-pocket expenses that are not expected to exceed $XXXX in the aggregate.

Conduct of the Annual Meeting. The Annual Meeting will be conducted in accordance with those procedures established by the Chairman of the Board of Directors. The Annual Meeting will proceed in the same order as the Proposals set out below.

Procedure for Director Nominations by Shareholders. The By-Laws of the Company require advance notification of the intent of any shareholder to nominate a person for the position of Director of the Company. The Nominating and Corporate Governance Committee may also consider nominees timely proposed by the shareholders in recommending the nominees for director.

Nominees for election to the Board of Directors are recommended by the Nominating and Corporate Governance Committee of the Board; nominations may also be made by any shareholder of record who complies with the following provisions. Shareholder nominations shall be made pursuant to written notice to the Secretary of the Company delivered or received at 490 North McCarthy Boulevard, #100, Milpitas, California 95035 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. Nominations for election to the Board at our 2007 Annual Meeting of Shareholders must be received no later than March 16, 2007. Such notice shall set forth (i) as to each person whom the shareholder proposed to nominate for election or re-election as director (A) the name, age, business address, and residence address of the person, (B) the principal occupation or employment of the person over at least the last five years, (C) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (D) a statement as to the person’s citizenship, (E) a description of all arrangements or understandings between the person and the nominating shareholder pursuant to which such nomination is being made, (F) the consent of such person to serve as a director of the Company if so elected, and (G) any such other information concerning the person as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (ii) as to the shareholder giving notice, (A) the name and record address of the shareholder and (B) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

Procedure for Shareholders to Make Proposals. In order for a shareholder of record to propose business to be included in our Proxy Statement for the 2007 Annual Meeting of Shareholders or presented at the 2007 Annual Meeting, in addition to other requirements, such shareholder must give written notice to the Secretary of the Company delivered or received at 490 North McCarthy Boulevard, #100, Milpitas, California 95035 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with this year’s annual meeting. Proposals that are intended to be presented at our 2007 Annual Meeting of Shareholders must be received no later than March 16, 2007. Such notice shall set forth (A) a brief description of the business desired to be brought before the meeting, (B) the name and record address of the shareholder proposing such business, (C) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder, (D) any material interest of the shareholder in such business, and (E) any such other information concerning the shareholder making such proposal and the proposal itself as would be required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposal.

Approval of Proxy Statement Items. Only shareholders of record of the Company’s Common Stock as of the close of business on June 30, 2006 (the “Record Date”), are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon. An inspector of election, appointed by the Company, will count votes cast at the Annual Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of our outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the Annual Meeting, but are not deemed to be present or represented for purposes of determining whether shareholder approval of a proposal has been obtained.

Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger portion of votes. The six nominees who receive the most votes will be elected as directors; votes cast against the director or withheld also have no legal effect. Many brokers are subject to rules which prohibit them from voting on proposals such as Proposals 3 (relating to the reincorporation of the Company) and proposals 4 and 5 (relating to equity compensation plans) unless they receive specific instruction from the beneficial owner to vote on such matters but such rules do not prohibit the brokers to vote in the election of directors and on proposals such as Proposal 2 related to ratification of accountants in the absence of such instructions if and as they choose.

Proposals 2, 4, and 5 submitted to the shareholders in the enclosed proxy must be approved by the affirmative vote of a majority of the shares represented in person or by proxy and voting on the proposals and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal or in the calculation of total votes cast. Proposal 3 submitted to the shareholders in the enclosed proxy must be approved by the affirmative vote of a majority of the outstanding shares on the record date. In determining whether such proposal has been approved, abstentions and broker non-votes are therefore treated in the same manner as votes cast against the proposal.

II. MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

ELECTION OF SIX DIRECTORS

(PROPOSAL NO. 1)

Your Board Recommends a Vote “FOR” the Election of

Robert V. Dickinson, Wade F. Meyercord, Dr. Edward C. Ross, Dr. David W. Sear,

Dr. John L. Sprague and David L. Wittrock as Directors

Six directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The Company’s By-Laws provide for not less than five, nor more than nine, authorized directors, with the number of directors authorized as of the close of the annual meeting fixed at six. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

Unless otherwise instructed, proxy holders will vote the proxies received by them for the six nominees named below. In the event that a nominee should be unavailable for election, such shares will be voted for the election of such substitute nominee as the Board may propose. All persons nominated for election have agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve.

The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the six persons listed below for election at the Annual Meeting. All six of the nominees are current directors of the Company: Robert V. Dickinson, Wade F. Meyercord, Dr. Edward C. Ross, Dr. David W. Sear, Dr. John L. Sprague and David L. Wittrock.

Brief biographies of the nominees are set out below. Additional information regarding their stock ownership and compensation can be found below under Sections III and IV.

The following table sets forth the names, ages, and principal occupations for the periods indicated and other directorships of each of the current nominees at the 2006 Annual Meeting.

Name	Age	Principal Occupation for the Past Five Years And Other Directorships	Director Since
Robert V. Dickinson	64	Mr. Dickinson has been President, Chief Executive Officer, and a member of our Board of Directors since April 2001. From August 1999 to April 2001, he was Vice President and General Manager of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, where, starting in 1992, he served in several other senior executive roles including President of its Japanese subsidiary. Previously, he held senior management positions at Western Digital Corporation, a semiconductor and disk drive manufacturer, from 1988 to 1992, following its acquisition of Verticom, Inc., where he served as President and Chief Executive Officer, from 1987 to 1988. Mr. Dickinson has also served as a Director and member of the Audit Committee of Transmeta Corporation, a semiconductor company, since May 2005.	2001

Wade F. Meyercord	65	Mr. Meyercord has been Chairman of the Board since 1994 and a Director since December 1992. Mr. Meyercord has been President of Meyercord & Associates, Inc., a consulting firm, since 1987. From 1999 to 2002, he was Senior Vice President, Finance and Administration, and Chief Financial Officer of Rioport, Inc., an applications service provider for digital music distribution. Previously he was Senior Vice President of Diamond Multimedia Systems, Inc., a multimedia and connectivity products company, from 1997 to 1999, and Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987. Mr. Meyercord is a Director and member of the Audit Committee and Nominating and Corporate Governance Committee of Microchip Technology, Incorporated, a semiconductor manufacturer, and a Director, Chairman of the Compensation Committee and member of the Nominating and Corporate Governance Committee of Endwave Corporation, a supplier of RF subsystems for broadband wireless devices.	1992

Dr. Edward C. Ross	64	Dr. Ross has been a Director since June 2002. He is currently serving as President Emeritus of TSMC North America, the US subsidiary of Taiwan Semiconductor Manufacturing Company Ltd., a Taiwanese semiconductor manufacturer, where he served as President from 2000 to December, 2004. Previously, he was Senior Vice President of Synopsys, Inc., an electronic design automation supplier, from 1998 to 2000, and President of Technology and Manufacturing at Cirrus Logic, Inc., a semiconductor manufacturer, from 1995 to 1998. Dr. Ross is a Director of RAE Systems, Inc., a manufacturer of scientific instruments and networked instrumentation, of Volterra Semiconductor, Inc., a semiconductor manufacturer, and of Open Silicon, Inc., a semiconductor manufacturer.	2002

Dr. David W. Sear	61	Dr. Sear has been a Director since December 2003. He has been the Chief Executive Officer of NeoAxiom, Inc., a semiconductor manufacturer, since February 2004. Prior to joining NeoAxiom, Dr. Sear was an independent consultant from April 2003 to February 2004. Dr. Sear also served as Chief Executive Officer Optics Networks from January 2002 to March 2003. Previously, he served as President and Chief Executive Officer of Vaishali Semiconductor (1999 to January 2002), President and Chief Operating Officer of Quality Semiconductor (1997 to 1999), President and Chief Executive Officer of Integrated Circuit Systems (1994 to 1997), President and Chief Operating Officer of Catalyst Semiconductor (1991 to 1994), as well as senior management positions with Fujitsu Microelectronics (1987 to 1991) and ICI Array Technology (1984 to 1987).	2003

Dr. John L. Sprague	76	Dr. Sprague has been a Director since July 1996 and previously from January 1994 until July 1995. He is a consultant and was President of John L. Sprague Associates, a consulting company, from 1988 through 2002. He was President and Chief Executive Officer of Sprague Electric Company, a manufacturer of electronics components, from 1981 to 1987, and served in various technical and operations positions with that company from 1959 to 1981. Dr. Sprague is a Director of MRA Labs, a research and development and electronic materials company.	1996

David L. Wittrock	52	Mr. Wittrock has been a Director since June 2003. Mr. Wittrock has been in private practice as a tax and financial consultant to high-technology and healthcare companies since October 2002. Previously, he was Vice President, Finance and Business Affairs for Rioport, Inc., an applications service provider for digital music distribution, from 2000 through September 2002, and was a tax partner at KPMG, LLP from 1978 to 1999.	2003

There are no family relationships among any of the directors, nominees, and executive officers.

Required Vote

The nominees for director who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” the six nominees.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(PROPOSAL NO. 2)

Your Board Recommends a Vote “FOR” the Ratification of

Grant Thornton LLP as the Company’s Independent Registered Public Accountants

Subject to ratification by the shareholders, the Audit Committee of the Board of Directors has appointed Grant Thornton LLP as independent accountants to audit the financial statements of the Company for the current fiscal year. Grant Thornton has audited our financial statements starting with fiscal years 2004.

Representatives of the firm of Grant Thornton are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Grant Thornton as the Company’s independent accountants is not required by the Company’s By-Laws or otherwise. The Board of Directors is submitting the selection of Grant Thornton to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accountants at any time during the year if the Audit Committee determines that such a change could be in the best interests of the Company and its shareholders.

Audit and Non-Audit Fees

	2006		2005
Audit Fees	$	XXXX	$775,968	(1)
Audit Related Fees		XXX	7,500
Tax Fees		XXX	4,550
All Other Fees		XXX	—
Total	$	XXX	$788,018

(1)	Includes $389,065 related to the audit of management’s assessment on the effectiveness of the Company’s internal controls over financial reporting.

Audit fees consist of aggregate fees and costs of the audit of the Company, including the costs of quarterly reviews. Audit-related fees consisted primarily of employee benefit plan audits. Tax fees consisted primarily of tax consultations and tax returns. All other fees consisted primarily of advisory services.

Pre-Approval Policies and Procedures

Our Audit Committee approves the terms and fees of 100% of the audit and permissible non-audit services by our independent accountants in advance of the provision of any such services.

Required Vote

Ratification will require the affirmative vote of a majority of the shares voting on this Proposal 2, and such affirmative vote must also constitute at least a majority of the required quorum. In determining whether this Proposal 2 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal or in the calculation of total votes cast.

REINCORPORATION OF THE COMPANY

IN THE STATE OF DELAWARE

(PROPOSAL NO. 3) Your Board Recommends a Vote “FOR” the Reincorporation of the Company

in the state of Delaware

On May 11, 2006, the Board of Directors approved that the Company reincorporate in Delaware, that is change its legal domicile from California to Delaware (the “Reincorporation”). To accomplish the Reincorporation, the Board approved a merger agreement providing for the Company to merge into a newly formed wholly-owned subsidiary, CMD Reincorporation Corporation incorporated in the state of Delaware (“CMD Delaware” or the “Delaware Company”), subject to approval of the Company’s shareholders at the Annual Meeting.

The purpose of the Reincorporation and merger agreement is to enable the Company to reincorporate from California to Delaware, where most publicly-traded corporations are domiciled. Reincorporation would allow the Company to take advantage of the certainty provided by extensive Delaware case law, would provide access to the specialized Chancery Courts, and would help in the recruitment and retention of outside directors due to the more liberal and more tested exculpation and indemnification permitted under Delaware law. The Board of Directors believe that the Reincorporation is in the best interests of the Company and its stockholders.

Shareholders are urged to read this section of the Proxy Statement carefully, including the related annexes referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger and Reincorporation (the “Reincorporation Agreement” ) that will be entered into by the Company and CMD Delaware in substantially the form attached hereto as Annex A, the Certificate of Incorporation of CMD Delaware for after the re-incorporation (the “Delaware Certificate” ), in substantially the form attached hereto as Annex B, and the bylaws of the CMD Delaware for after the re-incoporation (the “Delaware Bylaws” ), in substantially the form attached hereto as Annex C. Copies of the Articles of Incorporation of the Company filed in California, as amended to date (the “California Articles” ), and the bylaws of the Company, as amended to date (the “California Bylaws” ), are available for inspection at the principal office of the Company and copies will be sent to shareholders free of charge upon written request.

Proxies solicited by the Board will be voted for Proposal No. 3 unless the shareholder specifies otherwise in the proxy.

Mechanics of the Reincorporation

The Reincorporation will be effected by the merger of the Company with and into CMD Delaware, a wholly-owned subsidiary of the Company that has been recently been incorporated under the Delaware General Corporation Law (“Delaware Law” or the “DGCL”) for purposes of the Reincorporation. The Company will disappear as a result of the merger, and the Delaware Company will be the surviving corporation and will continue to operate the business of the Company. Assuming approval by the shareholders of the Company (the “Shareholders” ), the Reincorporation will become effective as soon as practicable.

At the effective time of the Reincorporation (the “Effective Time” ), the Company will be governed by the Delaware Certificate, the Delaware Bylaws and Delaware Law. Although the Delaware Certificate and the Delaware Bylaws are patterned after the California Articles and the California Bylaws, they nevertheless include provisions that do not exist in the current California Articles, California Bylaws or under the California Corporations Code (“California Law”) . See “Significant Differences in Corporate Between Corporation Laws of California and Delaware” and “Other Differences Between the Corporation Laws of California and Delaware” below.

In the event the Reincorporation is approved, upon effectiveness of the Reincorporation, (1) each outstanding share of Company Common Stock will automatically be converted into one share of Common Stock of the Delaware Company (the “Delaware Company Common Stock” ). In addition, each outstanding option to purchase shares of Company Common Stock will be converted into an option to purchase the same number of shares of the Delaware Company Common Stock with no other changes in the terms and conditions of such options. The Company’s other employee benefit arrangements will be continued by the Delaware Company upon the terms and subject to the conditions then in effect.

CERTIFICATES FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN THE DELAWARE COMPANY UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

The Reincorporation will not result in any change in the business, location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of Company employees, including the Company’s management. Upon consummation of the change of domicile, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive office located at 490 N. McCarthy Blvd, Suite 100, Milpitas, CA 90535. The consolidated financial condition and results of operations of the Delaware Company immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. The capitalization of the Company immediately after consummation of the Reincorporation will be the same as immediately prior to the consummation of the Reincorporation except that shares will have a par value of $0.001 instead of no par value. In addition, upon the effectiveness of the Merger, the Board of the Delaware Company (the “Delaware Company Board” ) will consist of those persons elected to the current Board of the Company and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue as executive officers of the Delaware Company. Upon effectiveness of the Reincorporation, the Delaware Company will be the successor in interest to the Company and the Shareholders will become stockholders of the Delaware Company (the “Stockholders” ).

The Reincorporation Agreement provides that the Board may abandon the reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, Delaware Law or California Law may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes that are contemplated. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal subject to applicable law. The Company will re-solicit the shareholders’ approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respects.

Principal Reasons for the Change of Domicile

Predictability, Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. In addition, Delaware offers a system of specialized chancery courts to deal with corporate law questions which have a streamlined procedures and processes which help provide relatively quick decisions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law construing Delaware’s corporate law. In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under California law.

Directors and Officers. The Board believes that reincorporation under Delaware law will enhance the Company’s ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The intense competition that has characterized the semiconductor industry has greatly expanded the challenges and risks facing the directors and officers of companies within the semiconductor industry. To date, the Company has not experienced difficulty in attracting or retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, the Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under California law. The Board believes that reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Takeover Response. The Company currently has in place various measures designed to protect shareholder interests in the event of a hostile takeover attempt against the Company. The Company proposes to include similar measures in the charter and bylaws of the Delaware Company. These measures include a shareholder rights plan, advance notice provisions for shareholder proposals or director nominations at an annual meeting of shareholders, and the prohibition of actions by written consent of shareholders. Many of these measures have not been as fully tested in the California courts as in the Delaware courts. As a result, Delaware law affords greater certainty that these measures will be interpreted, sustained and applied in accordance with the intentions of the Board. In general, Delaware case law provides a well developed body of law defining the proper duties and decision making process expected of a Board in evaluating potential and proposed corporate takeover offers and business combinations. The Board believes that these measures and related Delaware law will help the Board to protect the Company’s corporate strategies, to consider fully any proposed takeover and alternatives, and, if appropriate, to negotiate terms that maximize the benefit to the Company’s shareholders.

Other reasons for the Board’s recommendation of the Reincorporation include the availability in Delaware of statutory protection for Stockholders against potentially unfair business combinations and a greater ability under Delaware Law for a corporation’s Board to exercise influence over the timing of stockholder action. These aspects of Delaware Law are intended both to prevent any potential acquirors of control of the Company from using coercive or abusive takeover-related tactics and to encourage such acquirors to negotiate directly with the Board. The Board believes that the overall effect of the Reincorporation will be to enhance the Board’s ability to consider all appropriate courses of action for the benefit of all Shareholders and to negotiate effectively on their behalf in the context of a takeover attempt, thereby maximizing the benefits of any takeover for all Stockholders.

The Company generally is not seeking through Reincorporation to change the current charter and bylaw provisions of the Company and, except for those changes resulting from differences between California and Delaware law, this Proposal No. 3 does not seek to alter the rights of the Company’s shareholders or the rules by which the Company operates or by which its affairs are governed. The Board recommends that shareholders vote in favor of the Reincorporation.

Possible Negative Considerations

Notwithstanding the belief of the Board as to the benefits to the Shareholders of the Reincorporation, some Shareholders may find the proposal disadvantageous to the extent it has the effect of discouraging a future attempt to acquire control of the Delaware Company that is not presented to and approved by the Delaware Company Board, but that a substantial number and perhaps even a majority of the Stockholders might believe to be in their best interests or in which Stockholders might receive a substantial premium for their shares over then current market prices. As a result of such effects, Stockholders who might desire to participate in such a transaction may not have an opportunity to do so. In addition, unapproved tender offers and takeover attempts may be made at times and in circumstances that are beneficial to and in the interests of certain Stockholders. Furthermore, a negotiated transaction is not necessarily more advantageous to the Stockholders than a non-negotiated transaction. In addition, franchise taxes in Delaware will be greater than in California and only the board of directors will be able to call a special shareholders meeting unlike in California where holders of ten percent (10%) of the outstanding stock may call a special shareholders meeting. See below for a comparison of shareholders’/stockholders’ rights and powers of management and under Delaware and California law.

The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Board Recommendation

The Company’s Board of Directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under California law, will help the Company attract and retain its directors and officers, and will enhance the ability of the Board of Directors to negotiate more effectively on behalf of the Company’s shareholders in the context of a takeover attempt. The State of Delaware has adopted comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions from a specialized streamlined system of Chancery Courts has developed construing the DGCL, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs. For these reasons, the Company’s Board of Directors believes that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law.

No Exchange of Share Certificates Required

The Reincorporation of the Company and resulting change in domicile will not require its shareholders to exchange their share certificates. Certificates representing Common Stock will represent the same number of shares of Common Stock in the Delaware corporation into which the Company was converted pursuant to the terms of the change of domicile. As soon as practicable upon or after the change of domicile, shareholders who desire may nonetheless elect to exchange their share certificates. Detailed instructions concerning the procedures to be followed for submission of certificates representing Common Stock to the Company’s transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted, will be sent to any shareholder who requests such information in connection with the exchange of their share certificates.

Significant Differences Between the Corporation Laws of California and Delaware

The most significant differences between the corporate governance provisions of the charter documents of CMD Delaware and the Company, and the reasons for and certain possible effects of these provisions, are described below.

Delaware Business Combination Law

Section 203 of the DGCL (“Section 203”) was adopted by Delaware’s legislature to encourage potential acquirors to negotiate with a target company’s board of directors and, in the absence of successful (or any) negotiations, to provide minority shareholders with protections against certain takeover-related abuses. Section 203 regulates certain transactions incident to or following large accumulations of shares, including those made by tender offers. Section 203 may have the effect of significantly delaying a purchaser’s ability to acquire the entire interest sought if such acquisition is not approved by a corporation’s board of directors. In general, Section 203 prevents an Interested Stockholder (defined generally as a person with 15% or more of a corporation’s outstanding voting stock), from engaging in a Business Combination, as defined below, with a Delaware corporation for three years following the date such person became an Interested Stockholder. For purposes of Section 203, the term “Business Combination” includes, without limitation: (a) mergers with the Interested Stockholder; (b) sales or other dispositions to the Interested Stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary having a market value equal to 10% or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock; (c) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the Interested Stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the Interested Stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); (d) any transaction involving the corporation or a subsidiary that increases the proportionate share of the stock or convertible security of the corporation or such subsidiary owned by the Interested Stockholder (except as a result of immaterial adjustments or any purchase or redemption of stock not caused by the Interested Stockholder) or (e) receipt by the Interested Stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on Business Combinations with Interested Stockholders by Section 203 does not apply if, among other things: (a) prior to the date on which such stockholder becomes an Interested Stockholder the board of directors approves either the Business Combination or the transaction that resulted in the person becoming an Interested Stockholder; (b) the Interested Stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an Interested Stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide “confidentially” (e.g., by giving confidential instructions to a plan’s trustee) whether to accept a tender or exchange offer); or (c) on or after the date such person becomes an Interested Stockholder, the board of directors approves the Business Combination and it is also approved at a stockholder meeting by holders of two-thirds (66 2/3%) of the voting stock not owned by the Interested Stockholder. Under Section 203, the restrictions described above do not apply if, among other things, the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203. The Company has no present intention of opting out of the statute.

California Law does not contain a provision similar to Section 203. Section 1101 of California Law provides that if an acquiring corporation has previously acquired more than 50% but less than 90% of the stock of a California corporation, the acquiring corporation is prohibited from cashing out the remaining shareholders in the target corporation in a cash merger. There are similar prohibitions covering asset acquisitions. Unless certain conditions are met, the acquiring corporation must, in any asset acquisition or merger, issue non-redeemable common stock of the acquiring corporation to the remaining shareholders of the target corporation. California also regulates certain tender offers or proposals for reorganization made by “interested parties.”

Limitation on Shareholder Actions

Reincorporation of the Company in the state of Delaware would limit the ability of stockholders to call meetings. The California Bylaws provide, in accordance with California Law, that a special meeting of the Shareholders may be called by the Board, the Chairman of the Board, the President or by the holders of shares entitled to cast not less than 10% of the votes at such meeting. Under Delaware Law, special meetings of stockholders may be called by a corporation’s board of directors or by any other person authorized to do so by the certificate of incorporation or bylaws of the corporation. The Delaware By-laws currently provide that a special meeting of Stockholders may be called by the CMD Delaware Board acting through the Chairman of the CMD Delaware Board or the CMD Delaware Chief Executive Officer.

Both Delaware Law and California Law permit securityholders, unless specifically prohibited by the certificate or articles of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action by written consent may, in some circumstances, permit the taking of stockholder action more rapidly than would be possible if a meeting of stockholders were required. The California Articles and the Delaware Certificate and the Delaware By-laws prohibit securityholder action by written consent.

Board of Directors Composition

Under California Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The California Bylaws provide that a change in the stated range must be approved by a vote of the holders of at least a majority of the outstanding shares. Delaware Law permits the board of directors alone to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of stockholders).

While both the California and Delaware Bylaws establish a range of five (5) to nine (9) directors, currently fixed by resolution of the Board at six (6), following the Reincorporation, the approval of the Stockholders will not be required to change the stated range of directors as would be the case in California.

Neither the California Articles and Bylaws nor the Delaware Certificate and Bylaws provide for a classified board of directors although both California Law and Delaware Law would permit, but do not require, the Company to adopt a classified Board with staggered terms.

Cumulative Voting.

Neither the Company nor CMD Delaware allow for cumulative voting. Under cumulative voting, each share of stock entitled to vote in an election of directors has such number of votes as is equal to the number of directors to be elected. A shareholder may then cast all of his or her votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. As a result, shareholders holding a significant minority percentage of the outstanding shares entitled to vote in an election of directors may be able to effect the election of one or more directors. If cumulative voting is available, then it is mandatory upon timely notice given by any shareholder that such shareholder intends to cumulate its votes at a meeting at which directors are to be elected. In the absence of cumulative voting, the holder or holders of shares representing a majority of the votes entitled to be cast in an election of directors are able to elect all directors then being elected.

California Law generally provides for cumulative voting, however, cumulative voting may be eliminated by a corporation with outstanding securities listed on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market System (a “Listed Corporations”) as of the record date or the most recent annual meeting. The California Bylaws provide for the elimination of cumulative voting.

Under Delaware Law, cumulative voting is not available unless it is provided for in a corporation’s certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

Other Significant Differences Between the Corporation Laws of California and Delaware

In addition to the provisions of California Law and Delaware Law that are discussed above in the context of distinctions between the charter documents of the Company and CMD Delaware, other provisions of California Law and Delaware Law differ in many respects, and consequently it is not practical to summarize all differences. A summary of certain significant differences that may affect the rights and interests of stockholders in CMD Delaware, however, is set forth below.

Indemnification and Limitation of Liability.

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles or certificate of incorporation eliminating the liability of a director to the corporation or its securityholders for monetary damages for breach of a director’s fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

California Law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless a court determines such person is fairly and reasonably entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval. Indemnification is permitted only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California Law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware Law that requires indemnification in a suit resulting in a successful defense on the merits or otherwise).

Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the directors who are not parties to such action (even though less than a quorum), by independent legal counsel in a written opinion (if there are no such directors or if such directors so direct) or by the stockholders that a person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California Law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware Law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

California corporations may include in their articles of incorporation a provision that extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. Delaware Law provides that indemnification permitted by statute shall not be deemed exclusive of any other rights under any bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Both the California Articles and the Delaware Certificate provide for the elimination of monetary liability of the corporation’s directors to the fullest extent permissible under applicable law. The Delaware Certificate provision is potentially more expansive in that it incorporates future amendments to Delaware Law with respect to elimination of such liability.

Currently, there are no actions pending or threatened against officers or directors of the Company in their capacities as such. The indemnification and limitation of liability provisions of California Law, and not Delaware Law, will apply to actions of the directors and officers of the Company made prior to the Reincorporation.

Proposals for Reorganization

Section 1203 of California Law (“Section 1203”) provides that if a proposal for a merger or other reorganization (including a share-exchange tender offer) or for certain sale of assets transactions (a “Proposal”) is made by a party controlling, either directly or indirectly, the target corporation or that is controlled, directly or indirectly, by an officer or director of the target corporation or that is an entity in which a material financial interest is held by an executive officer or director of the target corporation, an affirmative opinion of an independent appraiser as to the fairness of the consideration to the shareholders of the target corporation must be delivered. The fairness opinion requirement does not apply to short-form mergers between a parent company and its 90%-owned subsidiaries, or if the target company does not have shares held of record by 100 or more persons or if the transaction has been qualified under California securities laws. If any other proposal for reorganization (the “Later Offer”) is received while the Proposal is pending, the directors must transmit the Later Offer and any accompanying documents to the shareholders of the target corporation and the target corporation’s shareholders must be afforded a reasonable opportunity to withdraw any vote, consent or proxy previously given before the vote or written consent on the Proposal becomes effective, or a reasonable time to withdraw any tendered shares before the purchase of shares pursuant to the Proposal. Delaware Law does not contain a provision similar to Section 1203. Unlike many other states, however, California has not adopted special laws (such as Section 203 of Delaware Law described above) designed to make certain kinds of corporate takeovers, or other transactions with significant shareholders, more difficult.

Vote Required for Certain Mergers and Consolidation

Delaware Law relating to mergers and other corporate reorganizations differs from California Law in a number of respects. Generally, California Law requires a shareholder vote in more situations than does Delaware Law. Both California Law and Delaware Law provide for securityholder votes (except as indicated below and for certain mergers between a parent company and a subsidiary that is at least 90% owned by the parent company) of both the acquiring and acquired corporation to approve mergers and of the selling corporation for the sale of substantially all of its assets. In addition to the foregoing, subject to the exceptions described below, California Law requires the affirmative vote of a majority of the outstanding shares of (i) an acquiring corporation in a share-for-share exchange or a share-exchange tender offer, (ii) the acquiring and acquired corporations in a sale-of-assets reorganization, and (iii) any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization.

Delaware Law does not require a stockholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each outstanding or treasury share of the surviving corporation before the merger is unchanged after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California Law contains an exception to its voting requirements for reorganizations where any corporation or its shareholders immediately before the reorganization own (immediately, after the reorganization) more than five-sixths of the voting power of the surviving or acquiring corporation (or its parent); provided, however, that such exception is not available if (a) any amendments to the articles of the surviving corporation are made that would otherwise require shareholder approval or (b) if the holders of a disappearing corporation receive shares of the surviving corporation having different rights, preferences, privileges or restrictions than the shares surrendered.

Supermajority Voting Provisions for Certain Extraordinary Corporate Transactions

Although California Law and Delaware Law each permit supermajority approval provisions, in the case of a corporation having 100 or more shareholders of record, California Law (i) provides that a supermajority provision ceases to be effective after two years unless readopted prior thereto, (ii) does not allow the percentage vote required to exceed two-thirds (66 2/3%) and (iii) requires such a provision to be approved by at least as large a proportion of the outstanding shares as is required by the supermajority provision. These requirements do not apply to companies that adopted supermajority provisions prior to 1989 or to companies adopting supermajority provisions after January 1, 1994 that (1) have more than one outstanding class or series of stock, (2) have no class of equity securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, (3) have less than 300 record holders, and (4) have no supermajority provision and have never had a supermajority provision subject to the readoption provisions described above. Under Delaware Law, by contrast, there is no limitation upon the maximum percentage required for stockholder approval under a supermajority provision and the provision need not be renewed to remain effective.

Class Vote for Certain Reorganizations

With certain exceptions, California Law requires that a merger or reorganization and certain sale of assets or similar transactions be approved by a majority vote of each class of shares outstanding, and provides for separate series votes in certain circumstances. By contrast, Delaware Law generally does not require such class voting, except in circumstances where the transaction involves an amendment to a corporation’s certificate of incorporation that would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

Dissolution

Under California Law, shareholders holding 50% or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the board of directors, and this right may not be modified by the articles of incorporation. Under Delaware Law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s stockholders under Delaware Law.

Appraisal Rights in Mergers

Under both California and Delaware Law, a dissenting securityholder of a corporation participating in certain transactions may, under varying circumstances, receive cash in the amount of the fair value of his or her shares (as determined by a court), in lieu of the consideration that he or she would otherwise receive in any such transaction. Under Delaware Law, such appraisal rights are not available with respect to (i) a sale, lease or exchange of substantially all the assets of a corporation; (ii) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange (or designated as a Nasdaq National Market security) or widely-held (by more than 2,000 stockholders), if such stockholders receive shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange (or designated as a Nasdaq National Market security) or held of record by more than 2,000 stockholders; or (iii) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger. Under Delaware Law, no vote of the stockholders of the surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met. See “Vote Required for Certain Mergers and Consolidations” above.

In general, California Law affords dissenters’ rights (appraisal rights are referred to as “dissenters’ rights” in California) (a) in any reorganization for which shareholder approval is required and (b) to the shareholders of a subsidiary corporation in a short-form merger, and the exclusions from dissenters’ rights in mergers are somewhat different from those under Delaware Law. For example, in the case of a corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System, dissenters’ rights generally are not available unless the holders of 5% or more of such class claim dissenters’ rights. Also, under California Law, shareholders of a corporation involved in a reorganization are not entitled to dissenters’ rights if the corporation, or its shareholders immediately before the reorganization, or both, will own immediately after the reorganization more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the proposed Reincorporation). Appraisal or dissenters’ rights are, therefore, not available to shareholders of the Company with respect to the Reincorporation.

Voting and Appraisal Rights in Certain Other Transactions. Delaware Law does not provide stockholders of a corporation with voting rights or appraisal rights when the corporation acquires another business through the issuance of its stock either (i) in exchange for the assets of the business to be acquired, (ii) in exchange for the outstanding stock of the business to be acquired, or (iii) in a merger of the corporation to be acquired with a subsidiary of the corporation. In contrast, the California Law treats these kinds of acquisitions in the same manner as the merger of the corporation directly with the business to be acquired.

Dividends

California Law provides that a corporation may not make any distribution (including dividends, whether in cash or property, and repurchases or redemptions of its shares for cash or property) unless (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits) and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pretax and preinterest earnings for the preceding two fiscal years were less than the average interest expense for such years). In addition, California Law provides that a corporation may not make any such distribution if, as a result, the excess of the corporation’s assets over its liabilities would be less than the liquidation preference of all shares having a preference on liquidation over the class or series to which the distribution is made. Such tests are applied to California corporations on a consolidated basis.

Delaware Law provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Delaware Law also provides that a corporation may redeem or repurchase its shares only out of surplus. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis.

It is the present policy of the Board to retain earnings for use in the Company’s business. In the event that the present policy of the Board changes in the future, however, Delaware generally provides a broader ability for companies to pay dividends.

Interested Director Transactions

Under both California Law and Delaware Law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California Law and Delaware Law. Under California Law and Delaware Law, (a) either the security holders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board of directors approval the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California Law explicitly places the burden of proof on the interested director. Under California Law, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board of director approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

Under Delaware Law, if board of director approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of the Company would lack the authority to approve, because of the number of interested directors, could be approved by a majority of the disinterested directors of CMD Delaware representing less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving interested directors of the Company that the Board would lack the authority to approve under California Law but could approve under Delaware Law.

Shareholder Derivative Suits

California Law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware Law, a stockholder may only bring a derivative action on behalf of the corporation if he or she was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California Law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware Law does not have a similar bonding requirement.

Inspection of Securityholder Lists

California Law provides for an absolute right of inspection of the shareholder list for any shareholder holding 5% or more of a corporation’s outstanding voting shares or any shareholder holding 1% or more of a corporation’s outstanding voting shares who has filed a Schedule 14A with the Securities and Exchange Commission. California Law also provides a right of inspection of the shareholder list to any shareholder for any purpose reasonably related to such holder’s interest as a shareholder. Delaware Law does not provide any similar absolute right of inspection, but does permit any stockholder of record to inspect the stockholder list for any purpose reasonably related to such holder’s interest as a stockholder and, for a ten-day period preceding a stockholder meeting, for any purpose germane to such meeting. Restricted access to stockholder records, even though unrelated to a stockholder’s interests as a stockholder, could result in impairment of the stockholders’ ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company. Delaware Law provisions regarding access to a corporation’s stockholder list, however, have been broadly construed by Delaware courts.

Staggered Board of Directors.

Under California Law, a “Listed Corporation” (as defined above under “Cumulative Voting”) may, by amendment to its articles of incorporation, divide its board into two or three classes. California Law restricts, however, the minimum number of directors that a corporation may have in the event it divides its board (six for a board with two classes and nine for a board with three classes) and, effectively, the minimum number of directors that can be elected at any annual meeting. Delaware Law has no comparable restrictions on staggered boards. Delaware Law permits, but does not require, a board of directors with staggered terms, with each class having a term of office longer than one year but not longer than three years. Neither the California Articles or Bylaws, nor the Delaware Certificate or Delaware Bylaws provide for a staggered Board.

Removal of Directors

Under California Law, a director or the entire board of directors may be removed with or without cause by the affirmative vote of the holders of a majority of shares then entitled to vote; provided, however, that if less than the entire board of directors is to be removed, no director may be removed without cause if the shares voted against such removal (or not consenting in writing to such removal) would be sufficient to elect the director or directors in an election of the full authorized number of directors involving cumulative voting by shareholders. Under California Law, a director may also be removed for cause by the superior court in a suit by shareholders holding at least ten percent (10%) of the outstanding shares.

Similarly, under Delaware Law one or more directors of a corporation without a staggered board of directors can be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors; provided, however, that if cumulative voting is available, if less than the entire board of directors is to be removed, no director may be removed without cause if the shares voted against such removal would be sufficient to elect the director or directors in an election of the full authorized number of directors involving cumulative voting by stockholders. In the instance of a staggered board, Delaware Law provides that, unless otherwise provided in the certificate of incorporation, directors of a corporation may be removed only for cause by the holders of a majority of the shares then entitled to vote in an election of directors. The term “cause” is not defined in Delaware Law or in the Delaware Certificate, and is therefore subject to judicial interpretation.

Loans to Officers and Employees

Under Delaware Law, a corporation may make loans to, or guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries (including any officer or employee who is a director of the corporation or its subsidiary) when such action, in the judgment of the corporation’s board of directors, may reasonably be expected to benefit the corporation. In contrast, California Law provides that, subject to certain exceptions, a corporation may not make any such loan or guarantee to or for the benefit of any officer or director of a corporation or its parent, unless approved by a majority of its shareholders or, in the case of companies with 100 or more record holders of its outstanding shares, unless a bylaw provision adopted by the affirmative vote of the majority of the outstanding shares entitled to vote thereon authorizes the disinterested directors alone to approve such loan or guarantee and such directors determine that such loan or guarantee may reasonably be expected to benefit the corporation. The Company is not aware of any plans for activities in this regard that the Board would lack the authority to approve under California Law but could approve under Delaware Law.

Voting by Ballot

California Law and the California Articles grant to each shareholder the right to require a vote by written ballot for the election of directors at a shareholder meeting. Under Delaware Law this right may be restricted if so provided in the certificate of incorporation. The Delaware Certificate states that the election of directors need not be by written ballot unless provided in the Delaware By-Laws, which provide that elections for directors must be by written ballot but do not otherwise place any restriction on the right of stockholders to require a vote by written ballot.

These foregoing differences are not the only differences between the California Law and the DGCL. However, management believes that they are the most likely to have a material effect on the relative rights of the Company’s shareholders as a result of the change of domicile.

Officers And Directors

Upon the effective date of change of domicile, the present officers and directors will continue to be the officers and directors of the Company.

Interests of the Company’s Directors and Officers

The Company’s shareholders should be aware that reincorporation in Delaware may be of benefit to the Company’s directors by reducing the directors’ potential personal liability and increasing the scope of permitted indemnification, by strengthening the directors’ ability to resist a takeover bid, and in other respects. The Reincorporation is not intended to and will not affect the rights of any parties to any of the lawsuits to which the Company is a party. The interests of the Board in recommending the Reincorporation may therefore be in conflict with the interests of the shareholders, and the interests of the Board, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders.

Federal Income Tax Consequences of the Reincorporation

The following discussion addresses the material federal income tax considerations that are generally applicable to holders of Common Stock of the Company who receive Common Stock of CMD Delaware in exchange for their Common Stock of the Company in the Reincorporation. This discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular of the Company’s shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, who are foreign persons, who do not hold their Common Stock of the Company as Capital Assets or who acquired their Common Stock of the Company through stock option or stock purchase programs or in other compensatory transactions. The tax consequences to holders of options to acquire Common Stock of the Company are also not discussed herein. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). Finally, no foreign, state or local tax considerations are addressed herein. Accordingly, the Company’s shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reincorporation and related transactions, including the applicable federal, state, local and foreign tax consequences to them of the Reincorporation and such related transactions.

The following discussion is based on the interpretation of the Internal Revenue Code of 1986, as amended (the “Code” ), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS” ) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the Company, the Delaware Company and/or the Company’s shareholders. A ruling from the IRS will not be requested in connection with the Reincorporation.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDERS OF THE MERGER, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

THE FOLLOWING DISCUSSION IS LIMITED TO CERTAIN TAX CONSEQUENCES RESULTING TO SHAREHOLDERS OF COMPANY AS PART OF THE REINCORPORATION. ACCORDINGLY, HOLDERS OF OPTIONS TO PURCHASE THE CAPITAL STOCK OF COMPANY SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES ASSOCIATED WITH THE REINCORPORATION.

INTERNAL REVENUE SERVICE REGULATIONS GENERALLY PROVIDE THAT, FOR THE PURPOSE OF AVOIDING FEDERAL TAX PENALTIES, A TAXPAYER MAY RELY ONLY ON FORMAL WRITTEN ADVICE MEETING SPECIFIC REQUIREMENTS. THE TAX ADVICE IN THIS DOCUMENT DOES NOT MEET THOSE REQUIREMENTS. ACCORDINGLY, THE TAX ADVICE WAS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED, FOR THE PURPOSE OF AVOIDING FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON YOU. FURTHER, THE TAX ADVICE IN THIS DOCUMENT WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTION OR MATTER DISCUSSED HEREIN. YOU AND ANY OTHER PERSON READING THE TAX ADVICE SHOULD SEEK ADVICE BASED ON HIS, HER OR ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Subject to the limitations, qualifications and exceptions described herein, and assuming, as the Company believes, the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code (a “Reorganization” ), the following federal income tax consequences will generally result:

•	No gain or loss will be recognized by holders of the Common Stock of the Company upon receipt of Common Stock of CMD Delaware pursuant to the Reincorporation;

•	The aggregate tax basis of the Common Stock of CMD Delaware received by each shareholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the Common Stock of the Company surrendered in exchange therefor;

•	The holding period of the Common Stock of CMD Delaware received by each shareholder of the Company will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefor, provided that such Common Stock of the Company was held by such shareholder as a capital asset at the time of the Reincorporation; and

•	No gain or loss will be recognized by the Company or CMD Delaware as a result of the Reincorporation.

Although a successful IRS challenge to the Reorganization status of the Reincorporation is unlikely, such a challenge should result in a shareholder recognizing gain or loss with respect to each share of Common Stock of the Company exchanged in the Reincorporation equal to the difference between the shareholder’s basis in such share and the fair market value, as of the time of the Reincorporation, of the Common Stock of CMD Delaware received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of Common Stock of CMD Delaware received in the exchange would equal the fair market value of such shares at the time of the Reincorporation, and the shareholder’s holding period for such shares would begin the day after the Reincorporation.

The Company’s shareholders will be required to attach a statement to their tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include, among other things, the shareholder’s tax basis in the shareholder’s Common Stock of the Company and a description of the Common Stock of CMD Delaware received.

Other Regulatory Requirements

Except as set forth above, no federal or state regulatory requirements must be complied with nor must approvals be obtained in connection with the Reincorporation, except under federal securities laws applicable to proxy solicitations.

Rule 144

Under Rule 144 under the Securities Act of 1933, as amended, the holding period for the Delaware Company Common Stock received in exchange for Company Common Stock will include the period during which Company Common Stock was held.

Required Vote

The authorization and approval of a change of the Company’s domicile from California to Delaware effected by the merger of the Company, a California corporation, with and into, CMD Reincorporation Corporation, a newly formed wholly owned subsidiary of the Company that was incorporated under the DGCL for the purpose of effecting the change of domicile) will be approved if a majority of the outstanding shares of Common Stock of the Company are voted “FOR” this Proposal. 3. The Board unanimously recommends that you vote all of your shares “FOR” the approval of the Reincorporation and Reincorporation Agreement as described above in this Proposal No. 3.

AMENDMENT OF THE 2004 OMNIBUS

INCENTIVE COMPENSATION PLAN

(PROPOSAL NO. 4)

Your Board Recommends a Vote “FOR” the Amendment of the

2004 Omnibus Incentive Compensation Plan

On May 11, 2006, the Board of Directors approved an amendment to the 2004 Omnibus Incentive Compensation Plan (as amended, the “2004 Plan”), subject to approval of the Company’s shareholders at the Annual Meeting, to increase the number of shares reserved for issuance under the 2004 Plan by 1,000,000. The 2004 Plan was initially adopted by the Board of Directors on June 22, 2004 and approved the shareholders in August 2004, and subsequently augmented at the 2005 shareholders meeting. As of March 31, 2006, we had 966,857 shares available for further grant under the 2004 Plan.

The purpose of the 2004 Plan is to enable us to attract and retain top quality employees and consultants, including officers and directors, and to provide these persons with an incentive to enhance shareholder returns. The Board of Directors believes that options and other equity-based incentives are an important part of the compensation package we offer to our employees, consultants and directors.

Proxies solicited by the Board will be voted for Proposal No. 4 unless the shareholder specifies otherwise in the proxy.

Summary of the 2004 Omnibus Incentive Compensation Plan

Set forth below is a summary of the 2004 Plan, which is qualified by the complete text of the 2004 Plan. A copy of the 2004 Plan presented for shareholder approval is included as Appendix A of this Proxy Statement as filed electronically with the Securities and Exchange Commission. Alternatively, shareholders may request a copy of the 2004 Plan by sending a written request to Investor Relations, California Micro Devices Corporation, 490 North McCarthy Boulevard, #100, Milpitas, California 95035. Shareholders are urged to read the complete text of the 2004 Plan.

Description of Amendment

The amendment to the 2004 Plan approved by the Board of Directors and submitted for shareholder approval consists of an increase in the number of shares of Common Stock reserved for grant under the 2004 Plan from 2,880,390 shares to 3,880,390 shares.

Description of the 2004 Plan

The 2004 Plan provides for the grant of restricted share awards, options, stock units and stock appreciation rights, any of which may or may not require the satisfaction of performance objectives, with respect to shares of our Common Stock to directors, officers, employees and consultants of the Company and our subsidiaries. The 2004 Plan may be administered by the Compensation Committee of the Board of Directors (the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each award, subject to the provisions of the 2004 Plan. Options granted under the 2004 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or nonqualified options. As of June 30, 2006, approximately 100 employees were eligible to be considered for the grant of options under the 2004 Plan.

The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to our continued progress, which ultimately is in the interests of our shareholders.

Shares Subject to the 2004 Plan

As of March 31, ,2006, a total of 2,880,390 shares of Common Stock have been reserved for issuance under the 2004 Plan, including an aggregate of 2,100,000 which had been put directly into the 2004 Plan at our 2004 and 2005 annual meetings plus an aggregate of 367,947 shares that remained available for future grants under the 1995 Employee Stock Option Compensation Plan (the “1995 Plan”) and the 1995 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan,” and together with the 1995 Plan, the “1995 Plans”) as of our 2004 annual meeting when the 2004 Plan was adopted, plus an aggregate of 412,444 shares which were then outstanding under the 1995 Plans but which have lapsed subsequently through March 21, 2006. Upon shareholder approval of this proposal, an additional 1,000,,000 shares will be reserved for issuance under the 2004 Plan, for an aggregate of 3,880,390 shares in the 2004 Plan. Any shares granted as options or stock appreciation rights are counted against this limit as one share for every one share granted. Any shares granted as awards other than options or stock appreciation rights are counted against this limit as two shares for every one share granted. If any award granted under the 2004 Plan is forfeited or expires for any reason, then the shares subject to that award will once again be available for additional awards. Further, if in the future any outstanding option under the 1995 Plans as of March 31, 2006, expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional awards under the 2004 Plan.

As of                     , 2006, (i) the number of shares subject to outstanding options, (ii) the range of exercise prices for these options, (iii) the weighted average per share exercise price, (iv) the weighted-average remaining life in years, (v) the number of shares issued upon exercise of options and (vi) the number of shares available for future grant under (A) the 2004 Plan and (B) all our equity compensation plans (including the 2004 Plan but excluding the Purchase Plan), whether or not approved by our shareholders, are as follows:

	Shares Subject to Outstanding Options	Range of Exercise Prices	Weighted- Average Per Share Price	Weighted- Average Remaining Life in Years	Number of Shares Issued Upon Exercise	Number of Shares Available for Further Grant
2004 Plan	1,846,064				59,969	966,857
All Plans	3,565,527					1,015,367

Because option grants under the 2004 Plan are subject to the discretion of the Committee, awards under the 2004 Plan for the current year are indeterminable. Future option exercise prices under the 2004 Plan are also indeterminable because they will be based upon the fair market value of the Common Stock on the date of grant. During the fiscal year ended March 31, 2006, the following persons or groups had in total, received options to purchase shares of Common Stock under the 2004 Plan as follows, each with an exercise price per share equal to the fair market value of the Company’s Common Stock the date of the grant:

Name	Number of Shares
Robert V. Dickinson	150,000
Kyle D. Baker	75,000
Manuel Mere	65,000
R. Gregory Miller(1)	50,000
Juergon Lutz	150,000
All current executive officers as a group (6 persons)	560,000
All current non-employee directors as a group (5 persons)	50,000
All employees, including all current officers who are not executive officers	526,000

(1)	Ceased serving as an employee on April 6, 2006.

Stock Options and Stock Appreciation Rights

A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. A stock appreciation right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future.

The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The Code currently limits to $100,000 the aggregate value of Common Stock for which incentive stock options may first become exercisable in any calendar year under the 2004 Plan or any other option plan adopted by the Company. Nonstatutory stock options may be granted under the 2004 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock to which the option may first become exercisable in any calendar year. Repricing, or reducing the exercise price of a stock option or stock appreciation right is not permitted without shareholder approval. On June 29, 2006, the closing price for the Common Stock on The Nasdaq Stock Market was $3.92 per share.

Subject to the limitations contained in the 2004 Plan, options granted under the 2004 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable. Any options that were not exercisable on the date of termination of employment immediately terminate at that time. Any options that are exercisable on the date of termination will remain exercisable only in accordance with the option agreement. Options granted under the 2004 Plan may not be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock).

Non-Employee Director Options

Options granted to non-employee directors are done so under the provisions of the 2004 Plan. As of March 31, 2006, 83,000 shares are subject to outstanding options granted to non-employee directors under the 2004 Plan. The option grants under the 2004 Plan are automatic. A director joining the Board for the first time receives an option for 15,000 shares. Each director who has served at least six months and is reelected at an Annual Meeting is entitled to receive a grant of an option for 10,000 shares as of the date of the Annual Meeting. The term of an option granted under the plan may not exceed ten years. Each option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the next twelve full calendar quarters thereafter. The exercise price for nonstatutory options granted under the 2004 Plan shall be the fair market value of a share of the Company’s Common Stock on the date of grant. Non-employee directors may be granted additional options on a discretionary basis.

Restricted Share Awards and Stock Units

Restricted stock is a share award that may be conditioned upon continued employment or the achievement of performance objectives. The terms of any restricted share award under the 2004 Plan will be set forth in a restricted stock agreement to be entered into between the Company and each grantee. The Committee will determine the terms and conditions of any restricted stock agreements, which need not be identical. Shares may be awarded under the 2004 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Under the 2004 Plan, the Committee may also grant stock units that give recipients the right to acquire a specified number of shares of stock, or the equivalent value in cash, at a future date upon the attainment of certain conditions established by the Committee. No cash consideration is required of the recipient. Recipients of stock units do not have voting or dividend rights, but may be credited with dividend equivalent compensation.

Section 162(m)

So that awards may qualify under Section 162(m) of the Code, which permits performance-based compensation meeting the requirements established by the Internal Revenue Service to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives, the 2004 Plan limits the number of shares that may be subject to awards to individual participants to no more than 500,000 shares annually.

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the award:

•	Cash flow

•	Earnings before interest, taxes and amortization

•	Total shareholder return

•	Return on capital

•	Revenue

•	Operating income or net operating income

•	Operating margin or profit margin

•	Return on invested capital

•	Sales

•	Earnings per share

•	Return on equity

•	Share price performance

•	Return on assets or net assets

•	Income or net income

•	Operating profit or net operating profit

•	Return on operating revenue

•	Market segment shares

•	Customer satisfaction

To the extent that an award under the 2004 Plan is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Committee.

Notwithstanding satisfaction or completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of Common Stock, stock options or other benefits granted, issued, retainable and/or vested under an award upon satisfaction of the performance criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion determines. However, in no event may the Committee increase the amount payable upon satisfaction or completion of the performance criteria to a person subject to the Section 162(m) limitations.

Administration

The Committee, which is made up entirely of independent directors, administers the 2004 Plan. The Committee will select employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2004 Plan, establish the terms, conditions and other provisions of the awards. The Committee may interpret the 2004 Plan and establish, amend and rescind any rules relating to the 2004 Plan. The Committee may delegate to a secondary committee of directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the 2004 Plan to an officer or officers. The 2004 Plan does not permit delivery of a promissory note to exercise options.

Amendment to or Termination of the 2004 Plan

The Board of Directors may at any time amend, alter, suspend or terminate the 2004 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any party, unless mutually agreed otherwise between the party and the Committee. Termination of the 2004 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2004 Plan with respect to awards granted under the 2004 Plan prior to the date of such termination. The 2004 Plan is effective for 10 years, unless sooner terminated.

Since the 2004 Plan was adopted, the Board has adopted amendments providing that (1) the number of available shares in the 2004 Plan be reduced by the number of shares covered by a stock appreciation right which is settled in shares and by the number shares covered by an option for which there is a net exercise (rather than the number of shares actually issued) and (2) that restricted stock grants have at least one-year vesting if they also include performance conditions and vesting over at least three years if they do not include performance conditions.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our Common Stock or any similar event affecting our Common Stock, the Committee shall adjust the number and kind of shares available for grant under the 2004 Plan, and subject to the various limitations set forth in the 2004 Plan, the number and kind of shares subject to outstanding awards under the 2004 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of the Company on outstanding stock options, stock appreciation rights, restricted share awards and stock units granted under the 2004 Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the 2004 Plan. Such agreement shall provide for the continuation of outstanding awards if we are the surviving corporation, assumption of outstanding awards by the surviving corporation, substitution by the surviving corporation of its own awards for outstanding awards under the 2004 Plan, accelerated vesting and accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2004 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2004 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

We are generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to The Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Required Vote

Approval of the amendment to the 2004 Plan requires the affirmative vote of a majority of the shares voting on this Proposal 4, and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. In determining whether this Proposal 4 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal or in the calculation of total votes cast.

AMENDMENT OF THE 1995 EMPLOYEE

STOCK PURCHASE PLAN

(PROPOSAL NO. 5)

Your Board Recommends a Vote “FOR” the Amendment of the

1995 Employee Stock Purchase Plan

On May 11, 2006, the Board of Directors approved an amendment to the 1995 Employee Stock Purchase Plan (as amended, the “Purchase Plan”), subject to approval of the Company’s shareholders at the Annual Meeting, to increase the number of shares reserved under the Purchase Plan by 400,000. The Purchase Plan was initially adopted by the Board of Directors on February 10, 1995 and approved by the shareholders of the Company at the 1995 Annual Meeting.

The Board believes that this amendment to Purchase Plan is necessary to enable the Company to continue to provide meaningful equity incentives to attract, motivate and retain officers and key employees. We operate in a competitive high technology job market. In this job market, stock purchase plans are offered by the majority of high technology firms with whom the Company competes for talent. The Board believes that your support of this proposal is very important to the future success of your Company, and recommends that you vote to approve this amendment.

Proxies solicited by the Board will be voted for Proposal No. 4 unless shareholders specify otherwise in those proxies.

Summary of the 1995 Employee Stock Purchase Plan

Set forth below is a summary of the Purchase Plan, which is qualified by the complete text of the Purchase Plan. A copy of the Purchase Plan presented for shareholder approval is included as Appendix B of this Proxy Statement as filed electronically with the Securities and Exchange Commission. Alternatively, shareholders may request a copy of the Purchase Plan by sending a written request to Investor Relations, California Micro Devices Corporation, 430 North McCarthy Boulevard, #100, Milpitas, California 95035. Shareholders are urged to read the complete text of the Purchase Plan.

Description of Amendment

The amendment to the Purchase Plan approved by the Board of Directors and submitted for shareholder approval consists of an increase in number of shares of Common Stock reserved for issuance under the Purchase Plan by 400,000 shares from 1,340,000 shares to 1,740,000 shares. Over the last three years, the Company averaged issuing approximately 100,000 shares under the Purchase Plan so with the approximately 130,000 shares remaining available in the Purchase Plan these additional shares should last approximately five years, although the length of time will vary depending upon the number of Company employees participating, their level of participation, and the market price of Company stock.

Description of the Purchase Plan

The purpose of the Purchase Plan is to attract and retain the best available personnel, to provide additional incentives to the employees of the Company and its subsidiaries, to promote the success of the Company’s business and to enable the employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms through payroll deductions. Currently, 1,340,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. Upon shareholder approval of this proposal, an additional 400,000 shares will be reserved for issuance under the Purchase Plan, for an aggregate of 1,740,000 shares. As of March 31, 2006, 1,209,404 shares have been issued under the Purchase Plan and 130,596 shares remain available for purchase.

Administration

The Purchase Plan is administered by a committee formed by the Board of Directors pursuant to the Purchase Plan (the “Committee”). The Board has presently designated its Compensation Committee as the Committee. Members

of the Committee are ineligible to participate under the Purchase Plan. All questions of interpretation of the Purchase Plan are determined in the sole discretion of the Committee, and its determinations are final and binding upon all participants.

Eligibility

Any person who is employed by the Company (or any of its majority-owned subsidiaries) at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an offering period, and subject to certain limitations imposed by section 423(b) of the Internal Revenue Code and any minimum waiting period set forth in administrative rules which the Committee may establish from time to time. Based upon the number of employees as of June 30, 2006, approximately 100 employees are eligible to participate in the Purchase Plan.

Option Periods and Exercise Periods

The Committee implements the Purchase Plan by establishing option periods. An employee who is eligible to participate may enroll prior to the date on which an option period begins, by authorizing up to a maximum amount of payroll deductions for allocation to the Purchase Plan during the option period. Participants have the right to reduce or discontinue payroll deductions for allocation to the Purchase Plan during the option period but may not increase the amount so withheld other than with respect to commencement of a new option period, subject at all times to the maximum rate of deduction of 15% of eligible compensation. While the Committee may establish option periods of a duration of up to 27 months, and divide each option period into one or more exercise period, and may alter such option periods without shareholder approval, the Committee has to date established and maintained an option period of six months coincident with a six month exercise period. The date upon which shares are purchased under the plan is the last day of any such exercise period.

Payment of Purchase Price; Payroll Deductions

The payroll deductions accumulated during the option period under the Purchase Plan are set aside for the purchase of shares. The deductions may not exceed 15% of a participant’s eligible compensation during the option period. Eligible compensation is interpreted to mean total compensation, including bonuses and commissions, but excluding special payments (such as moving expenses) and income with respect to stock options or other stock purchases. Payroll deductions generally commence on the first payday following the beginning of the option period, and continue at the same rate until the last payday during the option period, unless sooner terminated or reduced by the participant, as provided in the Purchase Plan and subject to administrative rules or restrictions which the Committee may impose.

Purchase Price

The purchase price per share at which shares are sold under the Purchase Plan is 85% of the lower of the fair market value of the Common Stock (a) on the date an option is granted or (b) on the date of purchase. The determination of the fair market value of the Common Stock on a grant date or purchase date is based upon the closing price listed on the Nasdaq National Market System as of the valuation date or the immediately preceding trading day, if the applicable valuation date is not a trading day.

Purchase of Stock; Exercise of Option

The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant’s total payroll deductions which are accumulated during the offering period (not to exceed an amount equal to 15% of the participant’s actual eligible compensation during the offering period) by the purchase price determined as described above, subject to the further limitations that an employee may not accrue rights to purchase shares under the Purchase Plan at a rate which exceeds $25,000.00 of the fair market value of the stock (determined at the time the option is granted) for any calendar year in which an option is outstanding at any time, and the maximum shares subject to any option in any one calendar year may not exceed 10,000, and the number of shares subject to any option granted to an employee may not exceed the maximum number of shares set by the Committee prior to the beginning of the offering period.

Withdrawal

A participant may terminate his or her interest in a given offering in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan, at any time prior to the end of the applicable exercise period. The failure to remain in the continuous employ of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from the offering. In the event of withdrawal, the accumulated payroll deductions will be returned to a participant without interest.

Capital Changes

The Committee will make appropriate adjustments to the number of shares subject to purchase under the Purchase Plan and the purchase price per share in the event any change is made in the Company’s capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company.

Non-Assignability

No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason. Any attempt to do so other than as permitted by the Internal Revenue Code will treated by the Company as an election to withdraw from the Purchase Plan.

Amendment and Termination of the Plan

The Board of Directors may at any time amend or terminate the Purchase Plan, provided that no amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company which would increase the number of shares reserved under the plan, materially modify the eligibility requirements or materially increase the benefits that may accrue under the Purchase Plan, reduce the purchase price determined as provided above (except in the case of a capital change as described above), or extend the Purchase Plan beyond August 7, 2013, unless earlier terminated by the Board of Directors.

Federal Tax Information.

The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to shares purchased under the Purchase Plan and does not purport to be complete. The following does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

The Purchase Plan and the rights of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax in an amount depending in part upon the holding period. If the shares are disposed of by the participant more than two years after the date of option grant (the beginning of the option period) and more than one year after the date of option exercise (the date on which the shares were purchased by the participant), then the participant will recognize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of the disposition over the option price or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date). Any further gain will be long-term capital gain. If the participant disposes of the shares within two years after the date of option grant or one year after the date of option exercise (a disqualifying disposition), then the participant will be taxed in the same manner as holders of nonstatutory options. The Company is not entitled to a deduction for amounts taxed as ordinary income to a participant, except to the extent of ordinary income reported by participants upon a disqualifying disposition of shares.

New Plan Benefit

No current non-employee directors will receive any benefit under the Purchase Plan. The benefits that will be received under the Purchase Plan by the Company’s current executive officers and by all eligible employees are not currently determinable.

Required Vote

Approval of the amendment to the Purchase Plan requires the affirmative vote of a majority of the shares voting on this Proposal 5, and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. In determining whether this Proposal 5 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal or in the calculation of total votes cast.

III. MANAGEMENT AND SECURITY OWNERSHIP OF MANAGEMENT

AND PRINCIPAL SHAREHOLDERS

Directors and Executive Officers of the Registrant

The following table sets forth certain information concerning the Company’s current directors and executive officers. For information regarding our Directors’ principal occupations and directorships, please see Proposal No. 1 above.

Name	Age	Position
Robert V. Dickinson	64	President, Chief Executive Officer and Director
Kyle D. Baker	42	Vice President, Marketing
Juergen Lutz	XX	Vice President, Engineering
Manuel H. Mere	61	Vice President, Operations and Information Systems
Kevin Berry	56	Interim Chief Financial Officer
David A. Casey	XX	Vice President, Sales
Gerome Tseng	XX	Vice President, Business Development
Wade Meyercord (1), (2), (3)	65	Chairman of the Board
Dr. Edward C. Ross (1), (3)	64	Director
Dr. David W. Sear (3)	61	Director
Dr. John L. Sprague (1), (2)	76	Director
David L. Wittrock (2)	52	Director

(1)	Member of Compensation Committee

(2)	Member of Audit Committee

(3)	Member of Nominating and Corporate Governance Committee

Robert V. Dickinson has been President, Chief Executive Officer, and a member of our Board of Directors since April 2001. From August 1999 to April 2001, he was Vice President and General Manager of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, where, starting in 1992, he served in several other senior executive roles including President of its Japanese subsidiary. Previously, he held senior management positions at Western Digital Corporation, a semiconductor and disk drive manufacturer, from 1988 to 1992, following its acquisition of Verticom, Inc., where he served as President and Chief Executive Officer from 1987 to 1988. Mr. Dickinson has also served as a Director and member of the Audit Committee of Transmeta Corporation, a semiconductor company, since May 2005.

Kyle D. Baker has been our Vice President, Marketing since August 2001. Previously, he was Vice President of Marketing of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, from January 2001 to August 2001 and was Senior Director of Marketing at Candescent Technologies, a flat panel display company, from 1998 to January 2001. He also held a number of other marketing management positions with Cirrus Logic from 1994 through 1998. Prior to Cirrus Logic, he served in marketing and sales management roles at Western Digital and Proctor & Gamble.

Juergen Lutz has been our Vice President, Engineering since July 2005. Prior to CMD Mr. Lutz served as Vice President, Integrated Circuit Engineering for Cirrus Logic Inc., a semiconductor manufacturer, from             ,              where he was responsible for all mixed signal product developments of the company, including audio DSP and ARM based

SoC processors. Prior to Cirrus Logic he also worked with Micronas, LSI Logic and AT&T Bell Labs.]

Manuel H. Mere has been our Vice President, Operations and Information Technology since March, 2006. Previously, he was our Vice President, Supply Chain Management since February 2002, and our Vice President, Thin Film starting in 1998. Prior to that, he was the Vice President of Manufacturing for Cypress Semiconductor for its Bangkok, Thailand and San Jose, California plants. He was also the Vice President of Operations for Xicor. Prior to Xicor he held engineering management positions at IBM, National Semiconductor and Harris Semiconductor.

Kevin J. Berry has been our Interim Chief Financial Officer since March 2006. From January, 2005, through the present, Mr. Berry has served as consulting CFO for several technology companies. Previously, from May, 2000_ through January, 2005, Mr. Berry was CFO for SteelEye Technology, a privately held business software company. Previously, he has served as Vice President, Finance and CFO for ConnectInc.com and Award Software International, where he led its IPO.

David A. Casey has been our Vice President, Sales since November 2005. From June, 2003, through             , 200_, he had served as Vice President of Worldwide Sales at Alliance Semiconductor. Prior to Alliance, Mr. Casey served in a number of management positions at Hitachi Semiconductor (America) over a twelve year period, most recently as Vice President of Sales and Marketing for their Memory and Mixed Signal Business Unit from December, 2000.

Gerome Tseng has been our Vice President, Business Development, since April 2006. Previously, he had served as CEO of Arques Technology, Inc., a privately held semiconductor company we acquired in April 2006, since its formation in             , 2001.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of June 30, 2006, by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially 5% or more of the Company’s Common Stock; (ii) each of the Company’s directors; (iii) the Named Executive Officers (as defined below under “Executive Compensation”); and (iv) all directors and executive officers as a group. Except as otherwise noted and subject to community property laws, the persons or entities in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them. Also except as otherwise noted, the address of each such person or entity is 490 North McCarthy Boulevard, #100, Milpitas, California 95035. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a persons and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 30, 2006, are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owner (1)	Shares Beneficially Owned	Percent
T. Rowe Price Associates, Inc. (3) P.O. Box 17630 Baltimore, MD 21297-1630	1,664,800	7.41%
Royce & Associates, LLC (4) 1414 Avenue of the Americas New York, NY 10019	1,537,200	6.97%
Firelake Capital Management LLC (2) 575 High Street Palo Alto, CA 94301	1,200,000	XXX %
Robert V. Dickinson (5)	604,687	2.79%
Kyle D. Baker (6)	193,775	*
Juergen Lutz (7)	37,500	*
R. Gregory Miller (8)	94,143	*
Manuel Mere (9)	144,475	*
Wade F. Meyercord (10)	146,450	*
Dr. Edward C. Ross (11)	20,000	*
Dr. David W. Sear (12)	8,125	*
Dr. John L. Sprague (13	97,000	*
David L. Wittrock (14)	10,000	*
Directors and Executive Officers as a group (11 persons) (15)	1,552,783	7.17%

*	Less than 1%.

(1)	Except as noted below, based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission.

(2)	Information based on a Schedule 13F filed with the SEC by Firelake Capital Management on May 13, 2006 for its holdings as of March 31, 2006.

(3)	Information based on a Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. (“T. Rowe Price Associates”) and T. Rowe Price Small-Cap Value Fund, Inc. (“T. Rowe Price Fund”) on February 11, 2006, as updated by Schedule 13F filed by T. Rowe Price Associates on May 13, 2006 for its holdings as of March 31, 2006. T. Rowe Price Associates, which serves as investment adviser, have the power to direct investments and/or sole power to vote the shares owned by T. Rowe Price Small Cap Value Fund, Inc., as well as shares owned by certain other individual and institutional investors. For purposes of the reporting requirements of the Securities Exchange Act of 1934. T. Rowe Price Associates may be deemed to be the beneficial owner of these shares, including the shares owned by T. Rowe Price Fund, of which T. Rowe Price Associates expressly disclaims beneficial ownership. T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company.

(4)	Information based on a Schedule 13G filed with the SEC by Royce & Associates, LLC on January 11, 2006, as updated by Schedule 13F/A filed on May 23, 2006 for its holdings as of March 31, 2006. Royce & Associates, LLC is a registered investment adviser under the Investment Advisers Act of 1940.

(5)	Consists of 20,000 shares held by The Dickinson Family 1984 Trust, for which Mr. and Mrs. Dickinson are trustees, and 579,687 shares subject to options exercisable within 60 days of June 30, 2006.

(6)	Includes 191,775 shares subject to options exercisable within 60 days of June 30, 2006.

(7)	Includes 37,500 shares subject to options exercisable within 60 days of June 30, 2006.

(8)	Consists of 13,330 shares held by the Miller Trust UA 11-25-96, for which Mr. and Mrs. Miller are trustees, and 80,813 shares subject to options exercisable within 60 days of June 30, 2006.

(9)	Includes 139,475 shares subject to options exercisable within 60 days of June 30, 2006.

(10)	Includes 115,000 shares subject to options exercisable within 60 days of June 30, 2006.

(11)	Includes 18,750 shares subject to options exercisable within 60 days of June 30, 2006.

(12)	Consists of 8,125 shares subject to options exercisable within 60 days of June 30, 2006.

(13)	Includes 90,000 shares subject to options exercisable within 60 days of June 30, 2006.

(14)	Includes 8,000 shares subject to options exercisable within 60 days of June 30, 2006.

(15)	Includes 1,452,950 shares subject to options exercisable within 60 days of June 30, 2006.

CORPORATE GOVERNANCE — OFFICERS AND DIRECTORS

Director Independence

The Board has determined that all of our Board members, except Mr. Dickinson, are “independent” as defined by applicable listing standards of The Nasdaq Stock Market and SEC rules.

Audit Committee Financial Expert

The Board has determined that each of David L. Wittrock, Wade F. Meyercord and Dr. John L. Sprague is an “audit committee financial expert” for purposes of the SEC’s rules.

Board Meetings and Committees

During the fiscal 2006, the Board of Directors of the Company had an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The Audit Committee consists of David L. Wittrock (Chairman), Wade F. Meyercord and Dr. John L. Sprague. On behalf of the Board of Directors, the Audit Committee generally oversees the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. Other specific duties and responsibilities are to retain the Company’s independent accountants, review the arrangements for and scope of the audit by the Company’s independent accountants, approve all audit and non-audit services, monitor the independent accountant’s independence, meet with the independent accountants and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The responsibilities of the Audit Committee are more fully described in the Audit Committee’s written charter, an amended version of which was adopted the by Board of Directors in May, 2006 and included as Appendix D to this Proxy Statement. The Audit Committee held nine meetings during fiscal 2006.

The Compensation Committee’s principal functions are to recommend to the independent Board members the compensation of our Chief Executive Officer, to set the compensation of other executive officers of the Company considering the recommendation of our Chief Executive Officer, to oversee the administration of the Company’s stock plans, and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. The Compensation Committee serves as the Stock Option Plan Committee. In addition, the Committee reviews and approves recommendations regarding changes in compensation of non-employee directors. See also “Compensation Committee Report.” The Compensation Committee currently consists of Dr. John L. Sprague (Chairman), Wade F. Meyercord and Dr. Edward C. Ross. The Compensation Committee held six meetings during fiscal 2006. The Compensation Committee has a written charter that has been approved by the Board of Directors.

The Nominating and Corporate Governance Committee’s principal functions are to oversee corporate governance and to recommend nominees for election to the Board and for service on the Board’s committees. The Nominating and Corporate Governance Committee is also charged to conduct or oversee the Board’s self assesssment, which is typically conducted annually. The Nominating and Corporate Governance Committee consists of Wade F. Meyercord (Chairman), Dr. Edward C. Ross and Dr. David W. Sear, all of whom are independent as defined in rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee held four meetings during fiscal 2006. The Nominating and Corporate Governance Committee has a written charter that has been approved by the Board of Directors. A copy of this charter was included as Appendix C to the Company’s Proxy Statement for the 2004 Annual Meeting of Shareholders and is not available on the Company’s website.

During fiscal 2006, the Board of Directors held a total of seven meetings. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which such directors serve. The independent directors regularly meet in executive session without management present.

Directors Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of shareholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by shareholders. Once identified, candidates are initially interviewed by the Chairman of the Nominating and Corporate Governance Committee and our Chief Executive Officer, and then by all members of the Nominating and Corporate Governance Committee and at least one additional officer of the Company and the Chairman of the Board.

The Nominating Committee will consider nominees proposed timely by the shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Nominating Committee’s consideration may do so by giving the candidate’s name and qualifications in writing to the Secretary of the Company, 490 North McCarthy Boulevard, #100, Milpitas, CA 95035. See “General Information – Procedure for Director Nominations by Shareholders.”

Board of Directors Interaction with Shareholders

The Company provides for a process for shareholders to communicate with the Board. Shareholders may send written communications to the attention of the Board, specific Board member or committee, in care of California Micro Devices Corporation, Attention: Kevin J. Berry, 490 North McCarthy Blvd., #100, Milpitas, California 95035. You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. Mr. Berry will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Board Attendance at Annual Meetings

Although the Company does not have a formal policy regarding Board attendance at annual meetings of shareholders, all Board members are expected to attend. All members of the Board attended the 2005 annual meeting that was held on August 25, 2005.

Director Compensation

The Chairman of the Board receives an annual retainer of $50,000 and all other non-employee directors receive an annual retainer of $10,000. In addition, each non-employee director receives $1,000 per meeting attended in person, $500 per meeting attended telephonically and $500 for attending the annual meeting of shareholders. Members of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee also receive $2,000, $5,000 and $2,000 per year, respectively. In addition, the Chairman of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee receives $3,000, $5,000 and $3,000 per year, respectively. The Company also reimburses the directors for their out-of-pocket expenses.

The non-employee directors are entitled to stock option grants under the provisions of the 2004 Plan. The 2004 Plan is designed to automatically grant options to non-employee directors. A director joining the Board for the first time receives an option for 15,000 shares. Each director who has served at least six months and is reelected at an Annual Meeting is entitled to receive a grant of an option for 10,000 shares as of the date of the Annual Meeting. The term of an option granted under the plan may not exceed ten years. Each option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the next twelve full calendar quarters thereafter. The exercise price for nonstatutory options granted under the 2004 Plan shall be the fair market value of a share of the Company’s Common Stock on the date of grant.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee of the Company’s Board of Directors is a former or current officer of employee of the Company or any of its subsidiaries. Currently, no executive officer of the Company nor any member of the Compensation Committee of the Company’s Board of Directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct that applies to all employees. A copy of the code of ethics is available, free of charge, at our website at www.calmicro.com.

Employment Contracts, and Termination of Employment and Change-in-Control Arrangements

Mr. Robert V. Dickinson began working for the Company in April 2001 as our President and Chief Executive Officer. Under the terms of his employment agreement, Mr. Dickinson received an initial non-qualified option to purchase 450,000 shares of our Common Stock at an exercise price of $6.40 per share, which was equal to the fair market value of our Common Stock on the date of grant. This option vests as to 25% of the shares on the one year anniversary of his employment and the remaining shares vest as to 6.25% each quarter thereafter. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, Mr. Dickinson will receive twelve months of severance pay, continued employee benefits, and the vesting of his options will accelerate twelve months and he will have twelve months to exercise his vested options. In the event of a change of control, sale of assets, or merger where the Company is not the controlling entity, the vesting of his options will accelerate twenty-four months. Mr. Dickinson is also eligible to receive bonuses under our Executive Incentive Plan. Under the terms of his employment agreement, Mr. Dickinson’s initial target was 50% of his base salary. Currently, Mr. Dickinson’s target is 60% of his salary.

Mr. Kyle D. Baker began working for the Company in August 2001 as our Vice President, Marketing. Under the terms of his employment agreement, Mr. Baker received an initial option to purchase 100,000 shares of our Common Stock under the 1995 Plan at an exercise price of $8.05 per share, which was equal to the fair market value of our Common Stock on the date of grant. This option vested as to 25% of the shares on the one year anniversary of his employment and the remaining shares vest as to 6.25% each quarter thereafter. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, Mr. Baker will receive six months severance at his then base salary and continued employee benefits so long as he does not take a position with a competitor that the Company does not authorize and is conditioned upon Mr. Baker releasing any claims he may have against the Company. Mr. Baker is also eligible to receive bonuses under our

Executive Incentive Plan. Under the terms of his employment agreement, Mr. Baker’s initial target was 32.5% of his base salary. Currently, Mr. Baker’s target is 40% of his base salary.

Mr. Juergen Lutz began working for the Company in July, 2006, as our Vice President, Engineering. Under the terms of his employment agreement, Mr. Lutz received an initial option to purchase 150,000 shares of our Common Stock under the 2004 Plan at an exercise price of $6.83 per share, which was equal to the fair market value of our Common Stock on the date of grant. This option vested as to 25% of the shares on the one year anniversary of his employment and the remaining shares vest as to 6.25% each quarter thereafter. Mr. Lutz is also eligible to receive bonuses under our Executive Incentive Plan. Under the terms of his employment agreement, Mr. Lutz initial target was 40% of his base salary, with a guaranteed bonus of $22,000. Mr. Lutz also received a relocation allowance of up to $50,000.

Mr. R. Gregory Miller began working for the Company in April 2003 as our Vice President, Finance and Chief Financial Officer and his employment ceased on April 6, 2006. As he took employment elsewhere, he received no severance pay.

Manuel Mere began working for the Company in 1998 as our Vice President of Thin Film and now serves as our Vice President, Operations and Information Technology. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, Mr. Baker will receive six months severance at his then base salary and continued employee benefits so long as he does not take a position with a competitor that the Company does not authorize and is conditioned upon Mr. Baker releasing any claims he may have against the Company.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

The Audit Committee is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of NASDAQ and each of whom is an “audit committee financial expert” for purposes of the SEC’s rules. The current members of the Audit Committee are David L. Wittrock, Chairman, and Wade F. Meyercord and Dr. John L. Sprague. The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors in December 2003. A copy of the Audit Committee Charter is attached to the Company’s Proxy Statement for the 2004 Annual Meeting of Shareholders as Appendix B.

On behalf of the Board of Directors, the Audit Committee retains the Company’s independent accountants, reviews the arrangements for and scope of the audit by the Company’s independent accountants and their independence, and oversees generally the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the financial statements and critical accounting policies with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as modified or supplemented, including the auditor’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in the financial reporting.

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee discussed with the independent accountants that firm’s independence.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006, for filing with the SEC. The Audit Committee and the Board of Directors have also approved, subject to shareholder ratification, the selection of the Company’s independent accountants.

AUDIT COMMITTEE

David L. Wittrock, Chairman Wade F. Meyercord Dr. John L. Sprague

Executive Compensation

The following table presents compensation paid for the fiscal years ended March 31, 2006, 2005, and 2004 to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers who were serving as Company executive officers on March 31, 2006, (the “Named Executive Officers”). Other than for Juergen Lutz during fiscal 2006, the Company did not pay any named executive officer in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of that executive officer’s salary and bonus shown below during each of fiscal 2006, 2005 and 2004, and for that reason no compensation is shown in the right hand column.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Securities Underlying Options (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)		All Other Compensation ($)(1)
Robert V. Dickinson	2006	$340,096	$128,186	150,000	$
President and Chief Executive Officer, Director	2005	$315,000	$43,173	150,000	$
	2004	$287,884	$360,000	150,000	$
Kyle D. Baker	2006	$215,058	$54,039	75,000	$
Vice President, Marketing	2005	$200,000	$18,274	50,000	$
	2004	$179,074	$129,500	50,000	$
R. Gregory Miller(2)	2006	$220,000	$55,296	50,000
Vice President, Finance, Chief Financial Officer	2005	$213,077	$18,274	50,000	$
	2004	$173,692	$122,797	125,000	$
Juergen Lutz	2006	$149,769	$60,480	150,000		$32,231	(1)
Vice President, Engineering	2005	$—	$—	—		$—
	2004	$—	$—	—		$—
Manuel Mere	2006	200,852	50,269	65,000
Vice President, Operations and Information Systems	2005	XXXXX	XXXXX	XXXXX
	2004	XXXXX	XXXXX	XXXXX

(1)	Consists of $27,806, $3,665 and $760 in relocation expenses, matching contributions to the 4019K) savings plan and group term life, respectively.

(2)	Ceased as an employee on April 6, 2006.

Stock Option Tables

The following table shows for each of the Named Executive Officers certain information with respect to stock options granted during the last fiscal period.

Option Grants In Last Fiscal Year

(Twelve Months Ended March 31, 2006)

Individual Grants						Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Share)	Expiration Date	5%($)	10%($)
Robert V. Dickinson	150,000	(3)	12.5%	$6.64	8/25/15	$626,379	$1,578,367
Kyle D. Baker	75,000	(3)	6.2%	$6.64	8/25/15	$313,190	$793,684
Juergen Lutz	150,000	(3)	12.5%	$6.83	7/27/15	$644,313	$1,632,789
R. Gregory Miller(4)	50,000	(3)	4.2%	$6.64	8/25/15	$208,893	$529,122
Manuel Mere	65,000	(3)	5.2%	$6.649.19	8/25/15	$271,431	$683,959

(1)	These columns show the hypothetical gains of the granted options based on an assumed annual stock price appreciation rate of 5% and 10% over the ten year term of the options. Potential realizable value is disclosed in response to SEC rules that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be, interpreted by shareholders as representations or projections of the future value of the Company’s stock or of the stock price.

(2)	Percent of total options granted calculated using fiscal year 2006 grants.

(3)	These options are exercisable over a four year period, with 25% exercisable one year from the date of grant and the balance exercisable in quarterly installments thereafter.

(4)	Ceased as an employee on April 6, 2006.

The following table sets forth as to each of the Named Executive Officers, certain information with respect to stock options exercised during the last fiscal year (twelve months ended March 31, 2006) and unexercised options held as of March 31, 2006.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Unexercised Options at March 31, 2006		Value of Unexercised In-The-Money Options at March 31, 2006 (1)
Name			Exercisable	Unexercisable	Exercisable		Unexercisable
Robert V. Dickinson	125,000	756,250	xxxxxx	xxxxx	$	xxxxx	$	xxxx
Kyle D. Baker	50,000	297,500	xxxxx	xxxx	$	xxxxxx	$	xxxxx
Juergen Lutz	—	—	0	150,000		$0		$162,000
R. Gregory Miller(2)	20,000	$125,400	xxxxx	xxxxx	$	xxxxx	$	xxxxxx
Manuel Mere	39,975	219,000	xxxxx	xxxx	$	xxxxx	$	xxxxx

[approximate calculation—need exact calculation for value realized]]

(1)	In the money options values are based on the closing market price of March 31, 2006, of $7.91.

(2)	Ceased as an employee on April 6, 2006.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of March 31, 2006, including the 2004 Plan, the 1995 Plan, the Directors’ Plan, and the Purchase Plan. This table does not include the increase in the shares available under the 2004 Plan and the Purchase Plan that the shareholders are being asked to approve.

The following table summarizes our equity compensation plans as of March 31, 2006:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,987,527	$6.66	1,138,453
Equity compensation plans not approved by security holders(2)	578,000	$6.38	—

Total	3,565,527	$6.61	1,138,453

(1)

The number of securities available for future issuance as of March 31, 2006 included 130,598 shares of Common Stock available for issuance under our Purchase Plan, 966,857 under our 2004 Plan and 41,000 under our 1995

Plan. See Note 15 of Notes to Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 for a description of our equity compensation plans.

(2)	Includes options to purchase 578,000 shares of Common Stock to executive officers. See Note 15 of Notes to Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 for a description of our equity compensation plans that do not require the approval of, and have not been approved by, our shareholders. .

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

The Compensation Committee of the Board of Directors (the “Committee”) is composed entirely of independent directors appointed by the Board of Directors. The current members of the Committee are Dr. John L. Sprague, Chairman, and Wade F. Meyercord and Dr. Edward C. Ross. Under its charter adopted by the Board of Directors, the Committee is responsible, on behalf of the Board, for reviewing and approving compensation programs, policies, and plans designed to motivate personnel to achieve Company objectives. One of the key responsibilities of the Committee is to recommend annually to the independent directors the compensation of the Chief Executive Officer (the “CEO”), taking into account his evaluation by the independent directors. Other responsibilities include: review and approve recommendations from the CEO for the compensation of officers, other senior managers, and key employees; review and approve recommendations regarding stock option grants for specific employees as provided under existing Company plans; and review and approve the concept and design of management incentive plans and programs for Company officers, other senior managers, and key employees. An additional responsibility of the Committee is to review and approve recommendations regarding changes in compensation of non-employee directors.

Compensation Philosophy. The Company believes that the management team it has assembled is well suited to increasing shareholder value and contributing to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company’s compensation programs, the Committee’s goals are to align compensation with the Company’s business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company’s compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

Base Salary. The Committee annually reviews and recommends to the independent directors the CEO’s base salary, taking into account individual and corporate performance, level of responsibility, prior experience, breadth of knowledge and competitive pay practices. The Committee annually discusses with the CEO his similar analysis of the base salary of the other executive officers in deciding whether to approve the CEO’s recommendation of the salaries of the other executive officers. Consistent with the Company’s current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

Bonus. The Company’s bonus plan provides for bonuses to be awarded to the CEO, other executive officers, and key employees based on specific goals achieved by the Company and the level of contribution to achievement of the goals by the individual employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. While the percentages vary from year to year, tor the CEO in fiscal 2007, the target bonus is 60% of base salary while for those participating vice presidents, the target bonus is 40% of base salary. Bonus awards depend on the extent to which Company performance objectives are achieved. The Company’s performance objectives vary from year to year and include operating, strategic and financial goals considered critical to the Company’s short and long term goals. For fiscal 2007, the bonus is a function of revenue growth versus fiscal 2006 and of gross margin percentage. Thus, for the Company’s executive officers and key employees, a substantial portion of their cash compensation is linked to achievement of Company performance objectives.

Options. The purpose of the Company’s stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company’s shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

CEO Compensation. The Committee uses the same procedures described above in making recommendations to the independent directors for the annual salary, bonus, and stock option awards for the CEO. The Committee determines the CEO’s compensation based on objective data synthesized to competitive ranges following a statistical analysis and subjective policies and practices, including assessment of the CEO’s achievements, and a review of compensation paid to CEOs of competitive companies. The Committee believes that the CEO’s salary and bonus plan reflects the CEO’s achievements and is comparable to the cash compensation offered to CEOs of competitive companies. In recommending stock options, the Committee considers the CEO’s performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

Conclusion. As a significant portion of the Company’s compensation program is linked to Company performance, the Committee believes that compensation is closely tied to increases in long-term shareholder value.

COMPENSATION COMMITTEE

Dr. John L. Sprague, Chairman Wade F. Meyercord Dr. Edward C. Ross

V. FIVE-YEAR PERFORMANCE GRAPH

The following graph compares the five-year cumulative total return on CMD Common Stock, the Standard & Poor’s 500 Index (“S&P”), and the Nasdaq Composite Index.

The graph assumes $100 was invested on March 31, 2001, in CMD Common Stock and $100 was invested at that same time in each of the S&P indexes. The comparison assumes that all dividends are reinvested. (California Micro Devices has not paid dividends.)

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CALIFORNIA MICRO DEVICES CORPORATION,

THE NASDAQ STOCK MARKET (U.S.) INDEX, THE S & P 500 INDEX

AND THE S & P INFORMATION TECHNOLOGY INDEX

*	$ 100 invested on 3/31/01 in stock or index-including reinvestment of dividends.

Fiscal year ending March 31.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

Pursuant to Securities and Exchange Commission regulations, this chart is not “soliciting material”, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all our officers, directors, and greater than ten percent shareholders complied with all Section 16(a) filing requirements applicable to them. [Any exceptions?]

VI. OTHER BUSINESS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the period ended March 31, 2006, is being mailed with this proxy statement to shareholders entitled to notice of the meeting. If exhibit copies are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, California Micro Devices Corporation, 430 North McCarthy Boulevard, #100, Milpitas, California 95035.

By Order of the Board of Directors

/s/ Stephen M. Wurzburg
Stephen M. Wurzburg Secretary
Milpitas, California

APPENDIX A

AGREEMENT AND PLAN OF MERGER AND REINCORPORATION

THIS AGREEMENT AND PLAN OF MERGER AND REINCORPORATION, dated as of June             , 2006, (this “Agreement”) is made by and between CMD Re-Incorporation Corporation, a Delaware corporation (“CMD Delaware”) and California Micro Devices Corporation, a California corporation (“CMD”).

R E C I T A L S

A. CMD Delaware is a Delaware corporation and has an authorized capital of 60,000,000 shares with $0.001 par value, 50,000,000 of which are designated Common Stock and 10,000,000 of which Preferred Stock, 400,000 of which are designated Series A Participating Preferred Stock. As of the date of this Agreement, 1,000 shares of CMD Delaware Common Stock and no shares of CMD Delaware Preferred Stock are issued and outstanding.

B. CMD is a California corporation and has an authorized capital of 60,000,000 shares with $0.001 par value, 50,000,000 of which are designated Common Stock and 10,000,000 of which Preferred Stock, 400,000 of which are designated Series A Participating Preferred Stock. As of the date of this Agreement,              shares of CMD Common Stock and no shares of CMD Preferred Stock are issued and outstanding.

C. The Board of Directors of CMD has determined that, for the purpose of effecting the reincorporation of CMD in the State of Delaware, it is advisable and in the best interests of CMD and its shareholders that CMD merge with and into CMD Delaware (the “Reincorporation Merger”) upon the terms and conditions provided in this Agreement.

D. The Board of Directors of CMD has further determined that it is in the best interests of CMD and its shareholders to approve this Agreement and the Reincorporation Merger, has directed the officers of CMD to submit this Agreement to its shareholders for adoption and approval, and has authorized the undersigned officers to execute this Agreement on behalf of CMD.

E. The Board of Directors of CMD Delaware has further determined that it is in the best interests of CMD Delaware and its stockholder to approve this Agreement and Reincorporation Merger, has directed the officers of CMD Delaware to submit this Agreement to its sole stockholder for adoption and approval, and has authorized the undersigned officers to execute this Agreement on behalf of CMD Delaware.

F. The closing of the transactions contemplated by this Agreement will therefore take place after the CMD shareholders approve the reincorporation and this Agreement and other conditions to closing are satisfied.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, CMD Delaware and CMD hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

Section 1. The Reincorporation Merger. Subject to the terms and conditions set forth herein, CMD will be merged with and into CMD Delaware, and CMD Delaware will be the surviving entity of the Reincorporation Merger and CMD the disappearing entity. The Reincorporation Merger will be undertaken in accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the California Corporations Code (the “CCC”).

(a) Filing and Effectiveness. The Reincorporation Merger shall become effective when the following actions shall have been completed:

(i) This Agreement and the Reincorporation Merger shall have been adopted and approved by the stockholder of CMD Delaware and the shareholders of CMD in accordance with the requirements of the DGCL and the CCC;

(ii) All of the conditions precedent to the consummation of the Reincorporation Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(iii) An executed Agreement and Plan of Merger in the form of Exhibit A meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; provided that a filing is made with the Secretary of State of the State of California satisfying the provisions of Section 1108(c) is made within the six months following the filing under Section 1(b)(iii) above.

The date and time when the Reincorporation Merger shall become effective, pursuant to the provisions of (i) Section 103 of the DGCL and (ii) Section 1108(c) of the CCC, is herein called the “Effective Date of the Merger.”

(b) Effect of the Reincorporation Merger. Upon the Effective Date of the Merger, the separate existence of CMD shall cease and CMD Delaware, as the surviving corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by CMD’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of CMD in the manner more fully set forth in Section 259 of the DGCL, (iv) shall continue to be subject to all of the debts, liabilities and obligations of CMD as constituted immediately prior to the Effective Date of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of CMD in the same manner as if CMD Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CCC.

Section 2. Directors, Officers and Governing Documents. The persons who are members of the board of directors of CMD immediately prior to consummation of the Reincorporation Merger will be members of the board of directors of CMD Delaware at the Effective Time. The persons who serve as officers of CMD immediately prior to consummation of the Reincorporation Merger will serve in the same capacities as officers of CMD Delaware at the Effective Time. Each of the officers and directors of CMD Delaware will hold office in accordance with the constituent documents of CMD Delaware. At the Effective Time, the

2

certificate of incorporation of CMD Delaware, as in effect immediately prior to consummation of the Reincorporation Merger, will continue to be the certificate of incorporation of CMD Delaware; provided however, that such certificate of incorporation will be restated at the Effective Time, as set forth in Section _ below. At the Effective Time, the bylaws of CMD Delaware, as in effect immediately prior to consummation of the Reincorporation Merger, will continue to be the bylaws of CMD Delaware at the Effective Time; provided, however, that such bylaws will indicate that the name of the corporation is “California Micro Devices Corporation” and the number of authorized directors shall be increased as provided in such bylaws.

Section 3. Amendment. At the Effective Time, the Certificate of Incorporation of CMD Delaware shall be restated substantially in the form attached as Exhibit B and filed with the Secretary of State of the State of Delaware.

Section 4. Effect on Capital Stock

(a) CMD Common Shares. Upon the Effective Date of the Merger, each share of CMD Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Reincorporation Merger (and without any action by CMD or CMD Delaware, the holder of such shares or any other person) be converted into and exchanged for one fully paid and non-assessable share of Common Stock, $0.001 par value, of CMD Delaware.

(b) CMD Option and Purchase Plans.

(i) Upon the Effective Date of the Merger, CMD Delaware shall assume the obligations of CMD under, and continue, the option and stock purchase plans of CMD for CMD service providers (the “Plans”) and certain non-plan stock option agreements by and between certain employees of CMD or its subsidiary. Each outstanding and unexercised option, other right to purchase, restricted stock unit or security convertible into, CMD Common Stock issued under the Plans (a “Plan Right”) shall become, subject to the provisions in paragraph (b)(ii) below, an option, right to purchase, a restricted stock unit or a security convertible into CMD Delaware’s Common Stock on the basis of one share of CMD Delaware’s Common Stock, as the case may be, for each one share of CMD Common Stock, as the case may be, issuable pursuant to any such Plan Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such CMD Plan Right at the Effective Date of the Merger.

(ii) A number of shares of the CMD Delaware’s Common Stock shall be reserved for issuance upon the exercise of Plan Rights granted or to be granted under the Plans equal to the number of shares of CMD Common Stock so reserved immediately prior to the Effective Date of the Merger.

(c) CMD Preferred Stock Rights. Associated with each outstanding CMD common share is (and associated with each future-issued CMD Common shares will be) a “Right” which, when exercisable, entitles the registered holder to purchase from CMD one one-thousandth of a share of no par value Series A Participating Preferred Stock, at a price of Fifty

3

Dollars ($50.00) per one one-thousandth of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between CMD and Mellon Investor Services LLC, as “Rights Agent” effective September 24, 2001. Upon the Effective Date of the Merger, CMD Delaware shall assume the obligations of CMD under, and continue, the Rights Agreement and each Right shall become, a Right to purchase one one-thousandth of a share of CMD Delaware $0.001 par value Series A Participating Preferred Stock at a price of Fifty Dollars ($50.00) per one one-thousandth of a share, subject to adjustment., on the terms and conditions of the Rights Agreement. 800,000 shares of CMD Delaware’s Series A Participating Preferred Stock shall be reserved for issuance upon the Rights.

(d) CMD Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, no par value, of CMD Delaware issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger (and without any action by CMD, CMD Delaware, the holder of such shares or any other person) be canceled and returned to the status of authorized but unissued shares.

(e) Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of CMD Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of CMD Delaware’s Common Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of CMD Common Stock shall be deemed for all purposes to represent the number of shares of CMD Delaware’s Common Stock into which such shares of CMD Common Stock were converted in the Reincorporation Merger.

The registered owner on the books and records of CMD Delaware or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to CMD Delaware or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of CMD Delaware represented by such outstanding certificate as provided above.

Each certificate representing Common Stock of CMD Delaware so issued in the Reincorporation Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of CMD so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of CMD Delaware in compliance with applicable laws.

If any certificate for shares of CMD Delaware’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of CMD Delaware that such tax has been paid or is not payable.

4

Section 5. General

(a) Covenants of CMD Delaware. CMD Delaware covenants and agrees that after the Reincorporation Merger it will:

(i) Qualify to do business as a foreign corporation in the State of California;

(ii) File any and all documents with the California Franchise Tax Board, necessary for the assumption by CMD Delaware of all of the tax liabilities of CMD; and

(iii) Take such other actions as may be required by the CCC.

(b) Shareholder and Stockholder Approval. This Agreement shall be submitted to a vote of the shareholders of CMD and the sole stockholder of CMD Delaware in accordance with the laws of the State of California and the State of Delaware, respectively. In the event that this Agreement shall be not approved by the requisite vote of holders of a majority of CMD’s Common Stock outstanding and entitled to vote at CMD’s 2006 annual meeting or any adjournment thereof, this Agreement shall thereupon be terminated without further action of the parties hereto.

(c) Registered Office. The registered office of CMD Delaware in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808 and Corporation Service Company is the registered agent of CMD Delaware at such address.

(d) Agreement Copies. Executed copies of this Agreement will be on file at the principal place of business of CMD at 490 North McCarthy Blvd, #100, Milpitas, California, 95035, and copies thereof will be furnished to any stockholder of either CMD or CMD Delaware, upon request and without cost.

Section 6. Succession. Upon consummation of the Reincorporation Merger, the separate existence of CMD will cease, and CMD Delaware will possess all the rights, privileges, immunities, powers and franchises of a public as well as of a private nature, and be subject to all of the restrictions, disabilities and duties, of CMD; and all the rights, privileges, immunities, powers and franchises of CMD, and all property, whether real, personal or mixed, all stock registered in the name of CMD, and all debts due to CMD on whatever account, and all subscriptions and all choses in action of or belonging to CMD, will be vested in CMD Delaware; and all such property, rights, privileges, immunities, powers and franchises will be thereafter as effectually the property of CMD Delaware as they were of CMD, and the title to any real estate vested by deed or otherwise in CMD will not revert or be in any way impaired by reason of the Reincorporation Merger but will be vested in CMD Delaware; and all rights of creditors and all liens upon any property of CMD will be preserved unimpaired, and all debts, liabilities and duties of CMD will be preserved unimpaired, and all debts, liabilities and duties of CMD will attach to CMD Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against CMD may be prosecuted against CMD Delaware. All acts,

5

plans, policies, agreements, arrangements, approvals and authorizations of CMD and its agents which were valid and effective immediately prior to consummation of the Reincorporation Merger will be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of CMD Delaware and will be as effective and binding thereon, in each case as the same were with respect to CMD. The employees and agents of CMD will become the employees and agents of CMD Delaware and will continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of CMD.

Section 7. Further Assurances. From time to time, as and when required by CMD Delaware or by its successors and assigns, there will be executed and delivered on behalf of CMD such deeds and other instruments, and there will be taken or caused to be taken by CMD all such further actions, as is appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in CMD Delaware the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CMD, and otherwise to carry out the purposes of this Agreement, and the officers and directors of CMD Delaware will be fully authorized in the name and on behalf of CMD or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

Section 8. Amendment. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the consummation of the Reincorporation Merger with respect to any of the terms contained herein. Such amendment shall require only the approval of the boards of directors of the parties, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders or sole stockholder of CMD or CMD Delaware, as the case may be, shall not: (i) alter or change the provisions of Section 4 regarding the amount or kind of shares or options or rights to purchase shares of CMD Delaware to be received in exchange for or on conversion of all or any of the shares or options or rights to purchase shares of CMD, (ii) alter or change any of the terms and conditions of this Agreement if such alteration or change would materially and adversely affect the holders of any class or series of capital stock of such corporation.

Section 9. Abandonment. At any time prior to consummation of the Reincorporation Merger, this Agreement may be terminated by either CMD or CMD Delaware and the Reincorporation Merger may be abandoned without liability to any party hereto or their respective officers, directors or shareholders, in each case acting in its sole discretion and for any reason or for no reason, notwithstanding approval of this Agreement by any of the members of the board of directors or shareholders of CMD or CMD Delaware.

Section 10. Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Delaware, without reference to the conflict of law provisions thereof, except to the extent that the merger provisions of the CCC apply.

Section 11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties.

6

Section 12. Counterparts. This Agreement may be executed in more than one counterpart, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, CMD and CMD Delaware have caused this Agreement and Plan of Merger and Reincorporation to be signed by their respective duly authorized officers as of the date first above written.

CALIFORNIA MICRO DEVICES CORPORATION

By:
Name:
Title:

CMD RE-INCORPORATION CORPORATION

By:
Name:
Title:

7

APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CALIFORNIA MICRO DEVICES CORPORATION

California Micro Devices Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on June 30,2006 under the name CMD Re-Incorporation Corporation. A Certificate of Merger whereby California Micro Devices Corporation, a California corporation, was merged with and into the corporation was filed with the Secretary of State of the State of Delaware on August __, 2006.

SECOND: Pursuant to an action of the Board of Directors in accordance with Section 241 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of the corporation.

THIRD: The Amended and Restated Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

The name of the corporation is California Micro Devices Corporation (the “Corporation”).

The registered agent and the address of the registered office in the State of Delaware are:

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, Delaware 19808

County of New Castle

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Authorized Stock.

The total number of shares that the Corporation shall have authority to issue is 60,000,000, consisting of 50,000,000 shares designated as common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares designated as preferred stock, par value $0.001 per share (the “PreferredStock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Amended and Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

Preferred Stock.

The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of Section B of this Article III, by resolution to provide for the issuance of the remaining authorized shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences, and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

Subject to the restrictions set forth in applicable law, the authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

The number of shares constituting that series (including an increase or decrease in the number of shares of any such series (but not below the number of shares in any such series then outstanding)) and the distinctive designation of that series;

The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

1

Whether that series shall have voting rights (including multiple or fractional votes per share) in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and the amount of such sinking funds;

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

Any other relative rights, preferences and limitations of that series.

Common Stock.

Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

Voting Rights. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Amended and Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

No Pre-Emptive Rights.

No holders of shares of the Corporation of any class or series, now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for, purchase or receive any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation, except in the case of any shares of Preferred Stock to which such rights are specifically granted by any resolution or resolutions of the Board of Directors adopted pursuant to Section B of this Article III or in the case of any shares of Common Stock to which such rights are specifically granted by Section C of Article III.

E.	Series A Participating Preferred Stock.

Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock,” and the number of shares constituting such series shall be Four Hundred Thousand (400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

Dividends and Distributions.

Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock in preference to the holders of shares of Common Stock (the “Common Stock”), of the Corporation and any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $25.00 or, (b) subject to the provision for adjustment hereinafter set forth, 1,000

2

times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after the close of business on October 12, 2001 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in subsection E4a above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25.00 per share on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such event.

Except as otherwise provided herein, in the Articles of Incorporation or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

Except as set forth herein or as otherwise provided by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and any other capital stock of the Corporation having general voting rights as set forth herein) for taking any corporate action.

Certain Restrictions.

Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section E2 are in arrears, thereafter and until all accrued and unpaid dividends and

3

distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock or any shares of stock ranking on a parity with the Series A Participating Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection E4a, purchase or otherwise acquire such shares at such time and in such manner.

Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Liquidation, Dissolution or Winding Up.

Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received per share, the greater of $1,000.00 or 1,000 times the payment made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, following payment in full of all liquidation preferences of all shares senior to Common Stock (including the Series A Participating Preferred Stock), there are not sufficient assets available to permit payment in full of the Common Adjustment, then the remaining assets shall be distributed ratably to the holders of Common Stock.

In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case

4

the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.

Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Amendment. The Certificate of Incorporation and the By-Laws of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Participating Preferred Stock voting separately as a class.

Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

Number of Directors. The authorized number of directors of the corporation shall be determined from time to time by resolution adopted by the affirmative vote of the majority of the entire Board of Directors at any regular or special meeting of such Board, within any limits prescribed in the By-laws of the Corporation.

Vacancies and Removal. Except as otherwise provided for or fixed pursuant to the provisions of Article III of this Amended and Restated Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class, if any, of directors in which the new directorship was created or in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Amended and Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

The Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation by vote of at least a majority of the members of the Board of Directors.

Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors.

There shall not be cumulative voting in an election of the board of directors.

No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

5

Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the corporation and then only pursuant to a resolution adopted by the affirmative vote of a majority of the Board of Directors.

A. Exculpation. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware Corporation Law hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

B. Indemnification.

Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, except as may be prohibited by applicable law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in subsection B3 below of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation.

Right to Advancement of Expenses. The right to indemnification conferred in paragraph 1 of this Section shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in subsections B1 and B2 of this Article VI shall be contract rights. If a claim under subsections B1 or B2 of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the

6

indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, the Corporation’s certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such Person against such expense, liability or loss under the DGCL.

Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Amendment. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or action or proceeding accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, the Corporation reserves the right to amend or repeal any provision, rescind or amend in any respect any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

*     *   *

7

*     *     *

FOURTH:                          This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors in accordance with the provisions of Section 245 of the DGCL.

IN WITNESS WHEREOF, California Micro Devices Corporation has caused this certificate to be signed by its Chief Executive Officer on this      day of August, 2006.

California Micro Devices Corporation

By
Robert V. Dickinson, Chief Executive Officer
Attest:

By
Stephen M. Wurzburg, Secretary

8

APPENDIX C

BY-LAWS

OF

CALIFORNIA MICRO DEVICES CORPORATION

(a Delaware corporation)

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

-i-

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

-ii-

BY-LAWS

OF

CALIFORNIA MICRO DEVICES CORPORATION

(a Delaware corporation)

Article I Offices

1.1 Principal Office. The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or outside the State of Delaware.

1.2 Additional Offices. The Board of Directors (the “Board”) may at any time establish branch or subordinate offices at any place or places.

Article II Meeting of Stockholders

2.1 Place of Meeting. Meetings of stockholders may be held at such place, either within or without Delaware, as determined by the Board. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Delaware law. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication: (i) participate in a meeting of stockholders; and (ii) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

2.2 Annual Meeting. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board and stated in the notice of the meeting. At such annual meetings, the stockholders shall elect directors and transact such other business as may properly be brought before the meetings.

2.3 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the Amended and Restated Certificate of Incorporation, by the Board. Upon request in writing that a special meeting of stockholders be called, directed to the Chairman of the Board or the Chief Executive Officer, the person forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

will be held at a time requested by the person or persons calling the meeting, such time not to be less than ten (10), nor more than sixty (60), days after receipt of the request. Such notice shall state the purpose or purposes of the proposed meeting.

2.4 Notice of Meetings. Written notice of stockholders’ meetings, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10), nor more than sixty (60), days prior to the meeting.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, if any, date and time thereof and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

2.5 Business Matter of a Special Meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

(a) Notices of Stockholder Meetings; Stockholder Proposals; Nomination of Directors.

(i) Notice of Stockholder Meetings – Reports

(ii) Notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting, to stockholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of his or her neglect or refusal, by any director.

(iii) Such notices or any reports shall be given personally or by mail or other means of written communication as provided in section 222 of the Delaware General Corporation Law and shall be sent to the Stockholder’s address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice, and in the absence thereof, as provided in section 222 of the Delaware General Corporation Law.

(iv) Notice of any meeting of stockholders shall specify the place, the day and the hour of meeting, and (a) in case of a special meeting, the general nature of the business to be transacted and no other business may be transacted, or (b) in the case of an annual meeting, those matters which the Board at date of mailing, intends to present for action by the stockholders. At any meetings where directors are to be elected, notice shall include the names of the nominees, if any, intended at date of Notice to be presented by management for election.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

(v) If a stockholder supplies no address, notice shall be deemed to have been given to him if mailed to the place where the principal executive office of the company, in California, is situated, or published at least once in some newspaper of general circulation in the County of said principal office.

(vi) Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The officer giving such notice or report shall prepare and file an affidavit or declaration thereof.

(vii) When a meeting is adjourned for forty-five (45) days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to be given any notice of adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken.

(b) Business Brought Before Annual Stockholder Meetings. To be properly brought before an annual stockholder meeting, business must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (ii) otherwise properly brought before the meeting by or at the direction of the Board; or (iii) otherwise properly brought before the meeting by a stockholder of record.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, addressed to the attention of the Secretary of the Corporation, no less than one hundred twenty (120) calendar days before the one-year anniversary of the date that the Corporation’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

A stockholder notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any such other information concerning the person(s) making such proposal and the proposal itself as would be required by the appropriate Rules and Regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposal.

The chairman of the meeting of the stockholders may refuse to acknowledge any stockholder proposal not made in compliance with the procedure set forth in this Section 2.5.

(c) Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at an annual meeting of the stockholders. Nominations of persons for election to the Board at the annual meeting, by or at the direction of the Board, may be made by the nominating committee of the Board or any person appointed by the Board; nominations may also be made by any stockholder of record of

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

this corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5.

Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of this corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of this corporation addressed to the attention of the Secretary of the Corporation no less than 120 calendar days before the one-year anniversary of the date that the Corporation’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person over at least the last five years, (C) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, (D) a statement as to the person’s citizenship, (E) a description of all arrangements or understandings between the person and the nominating stockholder pursuant to which such nomination is being made, (F) the consent of such person to serve as a director of the Corporation if so elected, and (G) any such other information concerning the person as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (ii) as to the stockholder giving the notice, (A) the name and record address of the stockholder, and (B) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the Stockholder.

The Corporation may require any stockholder-proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

2.6 List of Stockholders. The officer in charge of the stock ledger of the Corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

2.7 Organization and Conduct of Business. The Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the stocks entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as Chairman of the meeting. In the absence of the Secretary of the Corporation, the Secretary of the meeting shall be such person as the Chairman appoints.

The Chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

2.8 Quorum and Adjournments. Except where otherwise provided by law or in the Amended and Restated Certificate of Incorporation or these By-laws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

2.9 Voting Rights. Except as may be provided in the Amended and Restated Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder as there is no right to cumulate votes in the election of directors.

In the election of directors, no stockholder shall be entitled to vote in favor of any candidate unless such candidate’s names have been placed in nomination prior to the voting. In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a director and votes withheld shall have no legal effect.

Voting may be by voice or ballot, provided that any election of directors must be by ballot upon the demand of any stockholder made at the meeting and before the voting begins.

2.10 Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Amended and Restated Certificate of Incorporation or of these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

2.11 Record Date for Stockholder Notice and Voting. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty or fewer than ten days before the date of such meeting. If no

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more that 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its principal executive office. If no record date has been fixed by the Board and prior action by the Board of Director is required by applicable law, the Amended and Restated Certificate of Incorporation, or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution, or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of capital stock, or for the purpose of any other lawful action, except as may otherwise be provided in these Bylaws, the Board may fix a record date. Such record date shall not precede the date upon which the resolution fixing such record date is adopted, and shall not be more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto.

2.12 Proxies. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by the maker of the proxy, or by that person’s attendance and vote at the meeting; or (b) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of the proxy, unless otherwise provided in the proxy.

2.13 Inspectors of Election. Before any meeting of stockholders, the Board may appoint any person other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

may, and on the request of any stockholder or a stockholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy or to act in place of such inspector.

2.14 No Action Without Meeting by Written Consent. The stockholders shall not be entitled to act by written consent; all actions of stockholders are required to be taken at an annual or special meeting.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

Article III Directors

3.1 Number; Qualifications; Election. So long as there are either no stockholders or only one stockholder, the authorized number of directors shall be one (1). Thereafter, the authorized number of directors shall be no fewer than five (5) and no more than nine (9). Within this range, the authorized number of directors shall initially be six (6), such number to be changed within such range from time to time by resolution of the Board.

Directors shall be elected at the annual meeting or at any special meeting of the stockholders, except as provided in Section 3.2 hereof, and each director so elected shall hold office until the expiration of the term for which elected, or until his successor is elected and qualified, or until his earlier resignation or removal. All elections of directors shall be by written ballot, unless otherwise provided in the Amended and Restated Certificate of Incorporation; if authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Directors need not be stockholders of the Corporation.

3.2 Resignation and Vacancies. A vacancy or vacancies in the Board shall be deemed to exist in the case of the death, resignation or removal of any director, or if the authorized number of directors be increased. Vacancies may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, unless otherwise provided in the Amended and Restated Certificate of Incorporation. The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board shall have power to elect a successor to take office when the resignation is to become effective. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law, the Corporation’s Amended Restated Certificate of Incorporation or these By-laws, may exercise the powers of the full Board until the vacancy is filled.

3.3 Removal of Directors. Unless otherwise restricted by statute, or by the Amended and Restated Certificate of Incorporation or these By-laws, any director or the entire Board may be removed, with or without cause, by the holders of at least a majority of the shares entitled to vote at an election of directors.

3.4 Powers. Subject to the provisions of the Delaware General Corporation Law and the Corporation’s Amended and Restated Certificate of Incorporation, the business of the Corporation shall be managed by or under the direction of the Board which may exercise all such powers of the Corporation and do all such lawful acts and things which are not by statute or by

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

the Amended and Restated Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the stockholders.

Without prejudice to these general powers, the directors shall have the power to:

(a) Select and remove all officers, agents, and employees of the Corporation; prescribe any powers and duties for them that are consistent with law, with the Amended and Restated Certificate of Incorporation, and with these By-laws and fix their compensation;

(b) Confer upon any office the power to appoint, remove and suspend subordinate officers, employees and agents;

(c) Change the principal executive office or the principal business office in the State of California, or any other state, from one location to another; cause the Corporation to be qualified to do business in any other state, territory, dependency or country, and conduct business within or without the State of California; and designate any place within or without the State of California for the holding of any stockholders meeting, or meetings, including annual meetings;

(d) Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates;

(e) Authorize the issuance of shares of stock of the Corporation on any lawful terms;

(f) Borrow money and incur indebtedness on behalf of the Corporation, and cause to be executed and delivered for the Corporation’s purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation and other evidences of debt and securities;

(g) Declare dividends from time to time in accordance with law;

(h) Adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

(i) Adopt from time to time policies not inconsistent with these By-laws for the management of the Corporation’s business and affairs.

3.5 Place of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Delaware.

3.6 Annual Organization Meeting. The annual organization meeting of the Board shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present. The annual organization meeting shall be for the purposes of organization, for an election of officers, and for the transaction of other business.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

3.7 Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as may be determined from time to time by the Board. Notice shall be given to any director absent from the meeting at which the regular meeting was scheduled in the same manner as for a special meeting in H. below; provided, however, that sending minutes in the specified timeframes showing the scheduled meeting shall constitute due notice as well.

3.8 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board or the Chief Executive Officer and shall be called by the Chairman of the Board, the Chief Executive Officer, or the Secretary upon the written request of a majority of the Board Notice shall be given to each Director in any one of the following manners:

(a) if delivered in person or by telephone, such notice shall be delivered at least forty-eight (48) hours prior to the time the meeting is to be held. Such notice may be communicated either to the director or to a person at the home or business of the director when the person delivering the notice has reason to believe such person will promptly communicate it to the director. Such notice shall be considered delivered when the person noticing the meeting believes in good faith that the notified person has heard and acknowledged the notice;

(b) if delivered by telegram, such notice shall be delivered to a common carrier, charges prepaid, for transmission to the director at least forty-eight (48) hours prior to the time the meeting is to be held. Delivery to a common carrier shall be due and legal notice to such director;

(c) if delivered by overnight courier service, including without limitation such services as Express Mail and Federal Express, such notice shall be delivered to such courier service, charges prepaid, for delivery to the director no later than one day prior to the day upon which the meeting is to be held. Delivery to a courier service shall be due and legal notice to such director;

(d) if delivered by facsimile transmission, such notice shall be either delivered to a common carrier, charges prepaid, for transmission to the director or transmitted by or under the direction of the person giving notice to the director at least forty-eight (48) hours prior to the time the meeting is to be held. Delivery to a common carrier or transmission of a facsimile shall be due and legal notice to such director;

(e) if delivered by first-class mail, such notice shall be deposited in the United States mail, postage prepaid, at least four (4) days prior to the date of the meeting to be held. Deposit in the U.S. mail shall be due and legal notice to such director.

(f) if delivered by electronic mail (e-mail) transmission, such notice shall be transmitted by or under the direction of the person giving notice to the directors at least forty-eight (48) hours prior to the time the meeting is to be held. Transmission of an e-mail shall be legal notice to such director.

The notice need not specify the business to be conducted or the place of the meeting if the meeting is to be held at the principal office of the Corporation.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

3.9 Quorum and Adjournments. At all meetings of the Board, a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may otherwise be specifically provided by law or by the Amended and Restated Certificate of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved of by at least a majority of the required quorum for that meeting. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting being adjourned, except that if the meeting is adjourned for more than twenty-four (24) hours such notice shall be given prior to the adjourned meeting to the directors who were not present at the time of the adjournment.

3.10 Action Without Meeting. Unless otherwise restricted by the Amended and Restated Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

3.11 Telephone Meetings. Unless otherwise restricted by the Amended and Restated Certificate of Incorporation or these By-laws, any member of the Board or of any committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.12 Waiver of Notice. Notice of a meeting need not be given to any director who signs a waiver of notice or provides a waiver by electronic transmission or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, either prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals or any waiver by electronic transmission shall be filed with the corporate records or made a part of the minutes of the meeting.

3.13 Fees and Compensation of Directors. Unless otherwise restricted by the Amended and Restated Certificate of Incorporation or these By-laws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board, and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor; provided, that, no person who concurrently serves as a member of the Board and also serves as an officer of the Corporation shall receive additional compensation from the Corporation, other than the reimbursement of expenses, for service on the Board. Members of special or standing committees may be allowed like compensation for attending committee meetings.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

Article IV Committees of Directors

4.1 Selection. The Board may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

4.2 Power. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Amended and Restated Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending the By-laws of the Corporation; and, unless the resolution or the Amended and Restated Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.

4.3 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

Article V Officers

5.1 Officers Designated. The officers of the Corporation shall be chosen by the Board and shall be a Chief Executive Officer, a Secretary, and a Chief Financial Officer. The Board may also choose a Chairman of the Board, one or more Vice Presidents, and one or more assistant Secretaries. Any number of offices may be held by the same person, unless the Amended and Restated Certificate of Incorporation or these By-laws otherwise provide.

5.2 Appointment of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or 5.5 hereof, shall be

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

appointed by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

5.3 Subordinate Officers. The Board or any duly authorized committee may appoint, and may empower the Chief Executive Officer to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-laws or as the Board or duly authorized committee may from time to time determine.

5.4 Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board or authorized committee, at any regular or special meeting of the Board or such committee, or, except in case of an officer chosen by the Board or authorized committee, by any officer upon whom such power of removal may be conferred by the Board or authorized committee.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-laws for regular appointment to that office.

5.6 Compensation. The salaries of all officers of the Corporation shall be fixed from time to time by the Board, and no officer shall be prevented from receiving a salary because he is also a director of the Corporation.

5.7 The Chairman of the Board. If the Board appoints a Chairman of the Board, such Chairman shall, when present, preside at all meetings of the stockholders and the Board. The Chairman shall perform such duties and possess such powers as are customarily vested in the office of the Chairman of the Board or as may be vested in the Chairman by the Board.

5.8 The Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board. The Chief Executive Officer shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Corporation.

5.9 The Vice President. The Vice President (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation,

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

in the order of their election), shall, in the absence of the Chief Executive Officer, or in the event of his or her disability or refusal to act, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the Chief Executive Officer, the Chairman of the Board or these By-laws.

5.10 The Secretary. The Secretary shall attend all meetings of the Board and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board, or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board, a stock register, or a duplicate stock register, showing the names of all stockholders and their addresses, the number of shares and classes of stock held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

5.11 The Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall, in the absence of the Secretary, or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

5.12 The Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation.

5.13 Representation of Shares of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or the Secretary or Assistant Secretary of this Corporation, or any other person authorized by the Board or the Chief Executive Officer, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Article VI Indemnification of Directors, Officers, Employees and Other Agents

6.1 Indemnification of Directors And Officers. The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a “director” or “officer” of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who, while serving as a director of officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

6.2 Indemnification of Others. The Corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an “employee” or “agent” of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

6.3 Payment Of Expenses In Advance. Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 hereof, or for which indemnification is permitted pursuant to Section 6.2 hereof, following authorization thereof by the Board, shall be paid by the Corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount, if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article 6.

6.4 Indemnity Not Exclusive. The indemnification provided by this Article 6 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Amended and Restated Certificate of Incorporation.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

6.5 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

6.6 Conflicts. No indemnification or advance shall be made under this Article 6, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(a) That it would be inconsistent with a provision of the Amended and Restated Certificate of Incorporation, these By-laws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Article VII Stock Certificates

7.1 Certificates for Stock. The stock of the Corporation shall be represented by certificates or shall be uncertificated. Certificates shall be signed by, or be in the name of the Corporation by, the Chairman of the Board, the Chief Executive Officer or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.

Within a reasonable time after the issuance or transfer of uncertified stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights.

7.2 Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

7.3 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, to cancel the old certificate and record the

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated stock, such uncertificated stock shall be canceled, and issuance of new equivalent uncertificated stock or certificated stock shall be made to the person entitled thereto, and the transaction shall be recorded upon the books of the Corporation.

7.4 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of stock to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a percent registered on its books as the owner of stock, and shall not be bound to recognize any equitable or other claim to or interest in such stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.5 Lost, Stolen or Destroyed Certificates. The Board may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Article VIII Notices

8.1 Notice. Whenever, under the provisions of the statutes or of the Amended and Restated Certificate of Incorporation or of these By-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, telephone or electronic transmission.

8.2 Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the Amended and Restated Certificate of Incorporation or of these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Article IX General Provisions

9.1 Dividends. Dividends upon the capital stock of the Corporation, subject to any restrictions contained in the General Corporation Laws of Delaware or the provisions of the Amended and Restated Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Amended and Restated Certificate of Incorporation.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

9.2 Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends, such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

9.3 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

9.4 Corporate Seal. The Board may provide a suitable seal, containing the name of the Corporation, which seal shall be in charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

9.5 Execution of Corporate Contracts and Instruments. The Board, except as otherwise provided in these By-laws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit or to render it liable for any purpose or for any amount.

9.6 Books and Records. The Corporation shall keep at its principal executive office the original or a copy of these by-laws as amended to date, which by-laws shall be open to inspection by the stockholders at all reasonable times during office hours. The secretary shall, upon the written request of any stockholder, furnish to that stockholder a copy of these by-laws as amended to date.

Article X Amendments

In addition to the right of the stockholders of the Corporation to make, alter, amend, change, add to or repeal the By-laws of the Corporation, the Board is expressly authorized to adopt, amend or repeal the By-laws of the Corporation by vote of at least a majority of the members of the Board.

CALIFORNIA MICRO DEVICES CORPORATION

BY-LAWS

CERTIFICATE OF SECRETARY

I, the undersigned, hereby certify:

1. That I am the duly elected, acting and qualified Secretary of California Micro Devices Corporation, a Delaware corporation; and

2. That the foregoing By-laws, comprising twenty (20) pages (excluding this Certificate), constitute the By-laws of such corporation as duly adopted by action by written consent of sole incorporator of such corporation dated                          , 2006.

IN WITNESS WHEREOF, I have hereunto subscribed my name as of this              day of                     , 2006.

Stephen M. Wurzburg
Secretary